UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: February 29, 2020

Item 1. Reports to Stockholders.

Semiannual Report

February 29, 2020 (Unaudited)

Nationwide ETFs

Nationwide Risk-Based U.S. Equity ETF | RBUS

Nationwide Risk-Based International Equity ETF | RBIN

Nationwide Maximum Diversification U.S. Core Equity ETF | MXDU

Nationwide Maximum Diversification Emerging Markets Core Equity ETF | MXDE

Nationwide Risk-Managed Income ETF | NUSI

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Funds’ reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Nationwide ETFs

Letters to Investors	Nationwide Risk-Based U.S. Equity ETF

February 29, 2020

Dear Investors,

On behalf of the entire team, I would like to thank you for investing in the Nationwide Risk-Based U.S. Equity ETF (the “Fund”). The information that follows pertains to the 6-month reporting period from September 1, 2019 through February 29, 2020.

The Fund experienced negative performance during the reporting period, returning -1.64% (net asset value [NAV]) versus 1.92% for the Fund’s benchmark, the S&P 500® Index. The median return of the Fund’s Morningstar® peer category, U.S. Large Blend, (a group consisting of 142 ETFs as of February 28, 2020) during the reporting period was 0.38%, with the Fund ranking in the 76th percentile, based on cumulative performance. The Fund’s underlying index, the Rothschild & Co Risk-Based US Index®, returned -1.52% over the same period. The Fund did not hold derivatives during the reporting period.

In a sharp reversal of the broad-based weakness that engulfed markets during the final quarter of the 2018 calendar year, U.S. equities delivered robust returns in the fourth quarter of 2019, advancing 9.1% to close out the year with a total return of 31.5% – the best annual gain recorded by the S&P 500® Index since 2013.

Shares rallied in the final months of 2019 on the back of fading trade uncertainty, with the United States and China announcing that a phase one trade deal would be signed in mid-January 2020 which would cancel the imposition of planned new tariffs, slash the in force tariffs imposed by the United States on $120 billion in Chinese goods in half, increase purchases of U.S. agricultural goods by China, and maintain the United States’ 25% tariffs on $250 billion in Chinese goods, respectively. The restoration of investor confidence in the evasion of a near-term recession on the back of a stable economic growth narrative and additional policy easing by a dovish Federal Reserve in the form of a 25-basis point interest rate reduction – its third in 2019 – provided an additional lift for U.S. equities during the final quarter of 2019.

Following a stellar 2019, U.S. equities kicked off the new decade by extending this positive momentum through the first half of January 2020, before relinquishing these gains to end the month flat, as mounting concerns over the COVID-19 outbreak curbed the investor optimism that followed the signing of the phase one trade deal between the United States and China. A sudden, albeit brief flare up in tensions between the United States and Iran during this period had a less significant impact on investor sentiment, as these tensions were swiftly de-escalated. U.S. economic data remained broadly stable, with the unemployment rate holding steady at a 50-year low of 3.5%, muted wage growth keeping inflation under control, and Q4 2019 gross domestic product (GDP) growth of 2.1% falling in line with expectations.

Investor concern about the near-term impact to global growth stemming from the COVID-19 outbreak replaced trade as the topic du jour in financial markets during the final month of the reporting period. Investors initially shrugged off concerns about the outbreak in the early weeks of February 2020, supported by improving January business surveys, a better-than-expected Q4 2019 earnings season, President Trump’s acquittal in the final impeachment vote, and the expectation that the negative effects of the COVID-19 outbreak would prove to be localized and fleeting in nature. This sentiment soon faded as an increase in the number of COVID-19 cases outside of China – including within the United States – prompted one of the sharpest U.S. stock market sell-offs in history, as the S&P 500® Index ended February 2020 down 8.2%.

The Fund underperformed the S&P 500® Index by 356 basis points during the reporting period. The portfolio’s relative underperformance during this period was primarily attributed to a significant underweight allocation to Information Technology, a sector that notched a total return of 50.3% in 2019 on the back of the high flying returns of mega-cap technology stocks including Microsoft Corporation (NASDAQ:MSFT), Apple, Inc. (NASDAQ:AAPL), and Intel Corporation (NASDAQ:INTC) and which consequently emerged as the year’s top performing sector.

An overweight in Utilities, a defensive sector that lagged the broader market given the pervasive risk-on sentiment that dominated during the preliminary months of the reporting period, as well as the Fund’s positioning within Financials, specifically an overweight in Insurance and underweight in Diversified Financials

Letters to Investors (Continued)	Nationwide Risk-Based U.S. Equity ETF

February 29, 2020

and Banks – industries that delivered relative underperformance and outperformance for the benchmark, respectively – further dampened the Fund’s relative performance during the reporting period.

Conversely, the Fund’s exclusion of exposure to Real Estate, security-level positioning within Materials, and a slight underweight in Energy, collectively generated modest outperformance relative to the benchmark during the reporting period.

Top detractors from relative Fund performance during the reporting period were Yum! Brands, Inc. (-0.12%), UGI Corporation (-0.11%), and Tyson Foods, Inc. (-0.11%).

Louisville-based restaurant group, Yum! Brands, Inc. (NYSE:YUM) saw its share price get chewed up during the reporting period, as the fast food behemoth emerged as 2019’s worst performing restaurant stock with a cumulative return of 9.6% relative to the 31.5% return recorded by the S&P 500® Index over the same period. An underwhelming Q3 2019 earnings report – most notably underscored by the falling sales and declining margins of its struggling Pizza Hut franchise and a $60 million writedown on the firm’s investment in online food delivery marketplace, GrubHub, Inc. (NYSE:GRUB) – gave investors severe heartburn, as Yum! Brands shed 10% in October 2019.

An impressive 10% increase in Yum! Brands’ revenue during the fourth quarter of 2019 – thanks in large part to a 4% boost in restaurant count with 1,000 new restaurant openings – did little to bolster investor confidence in the opening months of 2020. The continued struggles of the firm’s Pizza Hut brand, along with widespread pessimism on Wall Street about the immediate impact to Yum! Brands’ operating profits stemming from an imminent comparable-sales decline for its Yum China affiliate in the wake of the COVID-19 outbreak, dealt an additional blow in the final month of the reporting period, as Yum! Brands’ share price dropped a staggering 15.6% in February 2020.

Shares of international energy distributor and perennial dividend aristocrat, UGI Corporation (NYSE:UGI) tanked during the penultimate month of 2019 on the heels of less-than-stellar fourth quarter results for the 2019 fiscal year, including a reported loss of $51.5 million or $0.27 per share stemming from higher costs associated with the firm’s buyout of its former Master Limited Partnership (MLP), AmeriGas Partners, LP and Columbia Midstream Group.

Despite a modest, albeit transitory bounce in December 2019, the opening months of the new decade proved tumultuous for UGI, as notable revenue misses across the firm’s UGI International, AmeriGas Propane, and Midstream & Marketing segments for the first quarter of the 2020 fiscal year further cooled investor confidence. In the immediate aftermath of the firm’s earnings call for the first quarter of the 2020 fiscal year on February 6, 2020, shares of UGI fell off a cliff, hitting a new 52-week low of $40.17/share during February 24th trading – a move that equated to a $16.32 share price drop or a 28.9% decline from the 52-week high of $56.49 set on March 27, 2019.

A massive surge in global protein demand stemming from an outbreak of African swine fever in China and the introduction of its “Raised & Rooted” brand, a line of plant-based and blended protein products in June 2019, provided significant tailwinds for Tyson Foods, Inc. (NYSE:TSN) in 2019, as the protein-focused food leader saw its share price soar 51.2% in the first half of the year to end 2019 with a total return of 70.5%.

However, a disappointing Q1 2020 earnings report, underscored by underwhelming quarterly sales growth of 6% year-over-year and a meager 1% earnings per share (EPS) increase over the same period, shattered investor confidence in the opening months of 2020. The firm’s announcement that it would be laying off 500 employees, a slowdown in exports to China due to the COVID-19 outbreak, and a broader market correction further halted 2019’s momentum, as shares of Tyson Foods closed out the reporting period by plummeting 17.9% in February 2020.

The top contributors to relative Fund performance during the reporting period were Newmont Corporation (0.38%), Domino’s Pizza, Inc. (0.18%), and Biogen, Inc. (0.15%).

Letters to Investors (Continued)	Nationwide Risk-Based U.S. Equity ETF

February 29, 2020

Shares of Colorado-based mining giant Newmont Corporation (NYSE: NEM) bounced back from a 3% dip in November 2019 to close out 2019 with a 13% gain in December. This advance was largely attributed to a combination of factors, including a 3.7% spike in the price of gold and the firm’s announcement of a $1 billion stock repurchase program slated for implementation through 2020. The stock price of the gold production leader got an additional lift from the company’s revelation of its continued efforts to streamline its portfolio, with the sale of its convertible bond and 19.9% equity stake in Continental Gold, Inc. (TSX:CNL) for $260 million and the sale of the firm’s 50% stake in Kalgoorlie Consolidated Gold Mines (KCGM) for $800 million in cash, respectively.

As COVID-19 pandemic fears sparked a safe haven rush in the final month of the reporting period, Newmont’s share price benefitted from a significant tailwind during the final week of February 2020, as the price of gold climbed 1.7% to $1,671.24 per ounce during February 24th trading, with the session high of $1,688.66 representing spot gold’s highest level since January 2013.

Despite a rocky start to 2019 that saw Domino’s Pizza, Inc. (NYSE:DPZ) significantly trailing the broader market by the end of the second quarter on the back of sluggish comparable-store sales growth, shares of the multinational pizza delivery chain’s surged 11% in October 2019 after the chain delivered a solid third quarter 2019 earnings report that showed higher revenue at existing locations, both at home and internationally, and the addition of over 200 stores to its global base – wins that collectively notched an 8% increase in sales.

Domino’s extended this positive momentum into 2020, as its share price soared 20.5% in February 2020 to close out the reporting period – an outcome that was fundamentally fueled by an impressive fourth quarter 2019 earnings report that touted sales and adjusted earnings results that handily beat consensus analyst estimates, global retail sales growth of 7.6% year-over-year and 8% for the 2019 fiscal year, and a 20% increase in the company’s dividend, respectively.

After skyrocketing 28.3% in October 2019 following an announcement that it would be rebooting development efforts for Aducanumab®, a drug designed to slow the loss of cognition among patients with Alzheimer’s disease, Biogen, Inc. (NASDAQ:BIIB) saw its share price slump in the final months of 2019 to close out the year down 1.9%. This slide was primarily attributed to stagnant revenue generation by the company’s core multiple sclerosis franchise and tepid investor response to Biogen’s pursuit of regulatory approval for its Alzheimer’s disease drug candidate, Aducanumab®.

However, the biotechnology giant enjoyed a reversal of fortune in the early months of the new decade, regaining investor favor and advancing 14.7% in February 2020 after the U.S. Patent and Trademark Office’s patent trial and appeal board ruled in Biogen’s favor in a case brought by generic drug and specialty pharmaceutical company, Mylan N.V. (NASDAQ:MYL), related to Biogen’s blockbuster multiple sclerosis drug, Tecfidera® – a drug which accounted for approximately 40% of Biogen’s product revenue in the fourth quarter of 2019. Accordingly, Biogen’s Tecfidera® would not face competition until the expiration of the patent in 2028, unless Mylan were to pursue an appeal, or the levying of separate patent challenges were to lead to a different outcome.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. To learn more about Nationwide Funds’ ETF offerings, please visit our website, www.etf.nationwide.com. We deeply value your trust and thank you for your continued confidence.

Sincerely,

Michael S. Spangler
President and Chief Executive Officer
Nationwide Fund Advisors.

Letters to Investors (Continued)	Nationwide Risk-Based U.S. Equity ETF

February 29, 2020

Subadviser: Vident Investment Advisory, LLC (VIA)

Portfolio Managers: Denise Krisko, CFA and Austin Wen, CFA

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedule of Investments in this report.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Definitions

Basis Point: one hundredth of one percent, used chiefly in expressing differences of interest rates. One *basis point is equal to one one-hundredth of one percent (0.01%). Therefore, 100 basis points would be equivalent to 1%.

Index Definitions

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Rothschild & Co Risk-Based US Index® (“Index”) is a rules-based, equal risk-weighted index that provides exposure to large-cap U.S. listed companies. The Index seeks to lower volatility, reduce maximum drawdown, and enhance the Sharpe ratio, all without curtailing returns.

The Index is a product of, the marketing name for, and a licensed trademark of Rothschild Risk Based Investments LLC (collectively with its affiliates, “Rothschild”). “Rothschild®”, the Index, and “Rothschild Indexes” are trade and service marks of Rothschild and have been licensed for use for certain purposes by Nationwide Fund Advisors. Nationwide Risk-Based U.S. Equity ETF (“ETF”) is not sponsored or sold by Rothschild, and Rothschild makes no representation or warranty, express or implied, regarding the ETF to the owners of the ETF or any member of the public.

Letters to Investors	Nationwide Risk-Based International Equity ETF

February 29, 2020

Dear Investors,

On behalf of the entire team, I would like to thank you for investing in the Nationwide Risk-Based International Equity ETF (the “Fund”). The information that follows pertains to the period from September 1, 2019 through February 29, 2020.

The Fund experienced negative performance during the reporting period, registering -1.77% (net asset value [NAV]) versus -0.79% for the Fund’s benchmark, the MSCI EAFE® Index. The median return of the Fund’s Morningstar® peer category, Foreign Large Blend, (a group consisting of 67 ETFs as of February 28, 2020) during the reporting period was -0.49%, with the Fund ranking in the 76th percentile, based on cumulative performance. The Fund’s underlying index, the Rothschild & Co Risk-Based International Index®, registered

-1.49% over the same period. The Fund did not hold derivatives.

In a sharp reversal of the broad-based weakness that engulfed global equity markets during the final quarter of the 2018 calendar year, developed market equities delivered robust returns in the fourth quarter of 2019, advancing 8.7% to close out the year with a total return of 28.4%. Shares rallied in the final months of 2019 on the back of fading trade uncertainty, sparked by announcements that a phase one trade deal would be signed by the United States and China in mid-January 2020 and that the United States would be forgoing its planned imposition of tariffs on European Union (EU) auto exporters. Eurozone equities advanced 5.3% in the fourth quarter of 2019, supported by the resilience of regional employment to the weakness in manufacturing, the continued flood of central bank liquidity, and an improving economic growth narrative from Germany. The final months of 2019 also saw notable leadership changes at key central banks, with former International Monetary Fund (IMF) head Christine Lagarde taking over from Mario Draghi at the European Central Bank (ECB) and Andrew Bailey, head of the U.K. Financial Conduct Authority, being announced as Mark Carney’s successor at the Bank of England.

U.K. and Japanese equities similarly advanced in the final quarter of 2019, gaining 4.2% and 8.6%, respectively. In the United Kingdom, shares rose following a landslide general election victory for the incumbent Conservative Party. The win effectively calmed fears of nationalization among the country’s utility companies and strengthened the likelihood of the U.K.’s passing an EU withdrawal bill that would subsequently trigger a transition period during which the next stage of negotiations would commence. The combination of the U.K.’s avoidance of a technical recession in the third quarter of 2019 (confirmed by quarter-on-quarter gross domestic product [GDP] growth of 0.4% in the third quarter of 2019 versus -0.2% in the second quarter of 2019) and a sharp recovery in the pound sterling from the lows reached in the summer provided additional tailwinds for U.K. equities during this period.

Despite posting positive returns in each month during the fourth quarter of 2019, Japanese equities underperformed other major developed equity markets in December 2019, as the yen weakened slightly against the U.S. dollar. Investor sentiment fluctuated with the ebb and flow of geopolitical tensions between the United States and China but was ultimately bolstered by fading trade uncertainty and the announcement of a significant fiscal stimulus package focused on reconstruction in the wake of the devastation wrought by Typhoon Hagibis in October 2019.

Following a stellar 2019, developed market equities ended their positive run in the opening month of 2020, closing out January 2020 down 0.6%, as mounting concerns over the COVID-19 outbreak curbed investor optimism. Eurozone equities experienced a slow start to 2020, declining 1% amid increasing fears over the potential impact of the COVID-19 outbreak on global economic growth. Growth in the Eurozone remained positive, albeit lukewarm, with 0.1% quarter-on-quarter GDP growth during the fourth quarter of 2019, supported by a healthy labor market that saw unemployment in the region fall 0.1% to 7.4% in December 2019. In her second meeting at the helm of the EU, Christine Lagarde notably announced a comprehensive review of monetary policy strategy, in addition to reiterating her call for more fiscal stimulus.

Letters to Investors (Continued)	Nationwide Risk-Based International Equity ETF

February 29, 2020

In the aftermath of the U.K.’s exit from the EU on January 31, 2020, U.K. equities shed 3.2% in January 2020. A volatile pound sterling saw a sharp recovery toward month-end, as the Bank of England threw investors a curve ball with a surprise announcement that interest rates would remain unchanged after the flash Purchasing Managers’ Index (PMI) releases for January 2020 signaled marked improvements in the manufacturing and services sectors, reaching 52.4. Japanese equities similarly retreated in January 2020, declining 2.1% due to concerns over the impact of the COVID-19 outbreak and the risk of the economic benefit of the consumption tax increase announced in October 2019 falling short of investor expectations.

The reporting period concluded with developed market equities declining 8.4%, as fears over the spread of COVID-19 and its potential impact on global growth reverberated through regional equity markets. Eurozone equities experienced a sharp pullback, shedding 7.6% in February 2020 as the European economy’s vulnerability to potential supply chain disruptions stemming from the COVID-19 outbreak shattered consumer confidence. Similar concerns rattled U.K. equity markets during this period, with shares declining 8.9% in February 2020, despite improvements in consumer and business sentiment, an upswing in job growth, and a stable 3.8% unemployment rate. Japanese equities similarly declined during the final month of the reporting period, plunging 10.3% in February 2020 as COVID-19 outbreak fears engulfed the market.

The Fund underperformed the MSCI EAFE® Index by 98 basis points during the reporting period. The portfolio’s relative underperformance during this period was attributed to underweight allocations to Materials and Consumer Discretionary, respectively – sectors that generated relative outperformance for the benchmark during the reporting period. Additionally, while the magnitude of the Fund’s allocation to Industrials was roughly in line with that of the benchmark, the Fund’s security-level positioning within the sector detracted from the Fund’s performance relative to its benchmark during the reporting period.

Conversely, the Fund harvested modest outperformance from an underweight in Energy (a cyclical sector that generated disappointing returns relative to the broader market, due in large part to low natural gas and oil prices) and the Fund’s security-level positioning within Consumer Staples – a laggard for the benchmark – despite the Fund’s overweight exposure to this sector during the reporting period. Further, the Fund’s exposure to Utilities – also a laggard for the benchmark – benefited from currency effect, which consequently aided in offsetting the impact of the Fund’s overweight allocation, thereby resulting in slight outperformance during the reporting period.

Top detractors from relative Fund performance during the reporting period were Newcrest Mining, Ltd., with -0.26%; Oriental Land Company, Ltd., with -0.14%; and Anheuser-Busch InBev SA/NV, with -0.14%.

After Newcrest Mining, Ltd. (ASX: NCM) advanced an impressive 45% during the first half of 2019 – a gain that was largely attributed to a combination of factors (including a surge in the price of gold; a pervasive risk-off sentiment among investors that was triggered by an inverted U.S. yield curve; trepidation over a potential U.S.-China trade war and broader economic growth concerns; and a gold-buying spree initiated by state central banks, with Russia and China leading the way) – the company saw its share price begin a steady pullback in late September 2019, falling by approximately 13% in the final quarter of 2019.

Despite the looming prospect of a gold bull market stemming from dovish central bank policy meant to prolong the expansion phase of the business cycle, the Australian gold and copper mining giant saw its share price continue to decline in the opening months of 2020, finishing 2.8% lower in January 2020, as lower quarterly output attributed to COVID-19-related shutdowns and Australia’s recent bushfires weighed heavily on the company’s stock price.

A soggy 2019 for Japanese leisure and tourism corporation Oriental Land Company, Ltd. (TYO: 4661) culminated in a 6% decline in profits between April and December 2019 – the company’s first in three years – as well as a 16% drop in annual operating profit during fiscal year 2018, due to forced park closures after the devastation wrought by Typhoon Hagibis in October 2019 and rising labor costs associated with the company’s plan to upgrade temporary hires to long-term employees.

Letters to Investors (Continued)	Nationwide Risk-Based International Equity ETF

February 29, 2020

As 2020 kicked off, the near-term outlook for the Tokyo Disney Resort operator was once again shrouded in dark clouds, as the negative impact to consumer spending and tourism trends in Japan stemming from the COVID-19 outbreak rained on investor sentiment during the final two months of the reporting period.

Following a rocky 2018 that saw Anheuser-Busch InBev SA/NV (NYSE: BUD) slash its dividend in half and the company’s share price plummet to a six-year low amid changing consumer tastes, the multinational drink and brewing juggernaut came out swinging in the first half of 2019, soaring 34% as a result of notable improvements in several areas of its business, a bullish 2019 outlook, and growing investor enthusiasm about the company’s proposal to spin off its Asian unit in an initial public offering (IPO).

This positive momentum, however, drastically slowed in the closing months of 2019, with shares of Anheuser-Busch InBev tumbling 15.1% in October 2019, in the wake of a disappointing third-quarter 2019 earnings report that saw weak demand in emerging markets, particularly Brazil, weigh heavily on the company’s performance.

The looming threat of a COVID-19 epidemic to the beer market emerged as an additional headwind, further dampening investor sentiment in the opening months of 2020. The beer giant reported a profit hit of more than $170 million in January and February 2020, stemming from the COVID-19 outbreak. Anheuser-Busch InBev’s management team also vocalized that the company’s first-quarter 2020 earnings before interest, taxes, depreciation, and amortization (EBITDA) would likely fall by as much as 10%, due in large part to a COVID-19-related downturn in sales.

At the country level, the top detractors from relative Fund performance during the reporting period were Japan, with -1.11%; Australia, with -0.59%; and France, with -0.37%.

The top contributors to relative Fund performance during the reporting period were Olympus Corporation, with 0.26%; Chugai Pharmaceutical Company, Ltd., with 0.25%; and International Consolidated Airlines Group, S.A., with 0.17%.

Olympus Corporation (TYO: 7733), a Japanese manufacturer of optoelectronic products, saw its share price rise due to investor optimism sparked by the company’s overhaul of its corporate governance structure. The company made major changes after: 1) a 2011 accounting scandal that involved more than $1 billion in hidden losses along with the imposition of an $85 million fine in December 2018 for failing to file reports with U.S. regulators; and 2) the late-August 2019 decision by Sony Corporation to unload its remaining stake in the company for 80 billion yen. Olympus Corp. ushered in yet another round of share price gains through the end of the reporting period, prompted by the company’s reorganization in early November 2019 of its Medical Business into two groups – the Endoscopic Solutions Business and the Therapeutic Solutions Business.

Investors cheered the profitability increase stemming from this reorganization, as operating profits skyrocketed 1,606.4%, attributable to the growth in the Endoscopic Solutions Business and the Therapeutic Solutions Business, as well as the Scientific Solutions Business, with a large improvement emerging from increased cost-effectiveness and the absence of one-time costs incurred during the same period of the previous fiscal year.

An aggressive push by Chief Executive Officer Yasuo Takeuchi to increase margins in the medium term further bolstered investor sentiment over the remaining months of the reporting period. As part of this plan, the company called for an operating margin of more than 20% for the fiscal year ending March 2023, up from 11% seen over the current period.

After a relatively unremarkable first half to 2019, Japanese drug manufacturer Chugai Pharmaceutical Company, Ltd. (TYO: 4519) saw its share price dip to a 52-week low of $119.92 on April 22, 2019. The company did an about face in mid-September 2019, kicking off a period of steady, protracted gains that caused the share price to surge, closing at $211.32 on the final day of the reporting period.

London-based airline holding company International Consolidated Airlines Group, S.A. (LSE: IAG) suffered a slump in its share price during the first half of 2019. The company also was the subject of a record-setting £183.39 million ($230 million) fine issued by the U.K.’s Information Commissioner on July 8, 2019 against subsidiary British Airways in connection with a General Data Protection Regulation (GDPR) breach that leaked

Letters to Investors (Continued)	Nationwide Risk-Based International Equity ETF

February 29, 2020

the data of 500,000 customers. Despite these setbacks, the company staged a recovery in the second half of 2019 as a result of rising demand and total group traffic.

Shares of the airline group built on this momentum in January 2020, as the company’s share price rose mid-month, climbing 6.6% during January 17, 2020 trading, after the company announced that it would be lifting restrictions on non-EU investors owning the stock. In a busy month for the company, CEO Willie Walsh announced that he would be retiring on June 30, 2020, with Iberia chief executive Luis Gallego being tapped to assume the helm upon Walsh’s departure.

February 2020 proved to be a much more volatile ride, as shares of International Consolidated Airlines Group sank to a four-month low ahead of the release of the company’s annual results and due to broader sector weakness caused by an anticipated decline in demand for global travel stemming from the COVID-19 outbreak. The final month of the reporting period also proved to be newsworthy, with Qatar Airways Group announcing that it would be increasing its stake in the company from 21.4% to 25.1%.

At the country level, the top contributors to relative Fund performance during the reporting period were Germany, with 0.58%; the United Kingdom, with 0.46%; and Denmark, with 0.24%.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. To learn more about Nationwide Funds’ ETF offerings, please visit our website www.etf.nationwide.com. We deeply value your trust and thank you for your continued confidence.

Sincerely,

Michael S. Spangler
President and Chief Executive Officer
Nationwide Fund Advisors.

Subadviser: Vident Investment Advisory, LLC (VIA)

Portfolio Managers: Denise Krisko, CFA and Rafael Zayas, CFA

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedules of Investments in this report.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadviser, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Letters to Investors (Continued)	Nationwide Risk-Based International Equity ETF

February 29, 2020

Definitions

Basis Point: one hundredth of one percent, used chiefly in expressing differences of interest rates. One *basis point is equal to one one-hundredth of one percent (0.01%). Therefore, 100 basis points would be equivalent to 1%.

Earnings before Interest, Taxes, Depreciation, and Amortization (EBITDA): An accounting measure used to gauge a company’s overall financial performance. It is derived using a company’s earnings, before interest expenses, taxes, depreciation, and amortization are subtracted, and further serves as a proxy for a company’s current operating profitability.

FTSE All-Share® Index: A capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

“FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

MSCI Europe ex UK® Index: An index that is designed to capture large- and mid-cap representation across 14 Developed Markets countries in Europe, covering approximately 85% of the free float-adjusted market capitalization across European Developed Markets excluding the U.K.

MSCI World® Index: A broad global equity index that represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each country.

Purchasing Managers Index (PMI): A measure of the prevailing direction of economic trends in manufacturing. The PMI is based on a monthly survey of supply chain managers across 19 industries, covering both upstream and downstream activity.

Rothschild & Co Risk-Based International Index® (“Index”) is a rules-based, equal risk-weighted index that provides exposure to large-cap companies in developed markets, excluding North America. The Index seeks to lower volatility, reduce maximum drawdown, and enhance the Sharpe ratio, all without curtailing returns.

The Index is a product of, the marketing name for, and a licensed trademark of Rothschild Risk Based Investments LLC (collectively with its affiliates, “Rothschild”). “Rothschild®”, the Index, and “Rothschild Indexes” are trade and service marks of Rothschild and have been licensed for use for certain purposes by Nationwide Fund Advisors. Nationwide Risk-Based International Equity ETF (“ETF”) is not sponsored or sold by Rothschild, and Rothschild makes no representation or warranty, express or implied, regarding the ETF to the owners of the ETF or any member of the public.

Tokyo Price Index®: A capitalization-weighted index that lists all firms in the “first section” of the Tokyo Stock Exchange (TSE). (The first section is a section that organizes all large firms on the TSE into one group.)

Letters to Investors	Nationwide Maximum Diversification U.S. Core Equity ETF

February 29, 2020

Dear Investors,

On behalf of the entire team, I would like to thank you for investing in the Nationwide Maximum Diversification U.S. Core Equity ETF (the “Fund”). The information that follows pertains to the reporting period from September 1, 2019 through February 29, 2020.

The Fund experienced positive performance during the reporting period, returning 0.34% (net asset value [NAV]) while underperforming the funds benchmark, the MSCI USA® Index by 187 basis points which returned 2.21% during the reporting period ended 2/29/2020. The median return of the Fund’s Morningstar® peer category, U.S. Large Blend, (a group consisting of 142 ETFs as of February 28, 2020) during the reporting period was 0.38%, with the Fund ranking in the 51st percentile, based on cumulative performance. The Fund’s underlying index, the TOBAM Maximum Diversification USA Index®, returned 0.50% over the same period. The Fund did not hold derivatives during the reporting period.

In a sharp reversal of the broad-based weakness that engulfed markets during the final quarter of the 2018 calendar year, U.S. equities delivered robust returns in the fourth quarter of 2019, advancing 9.1% to close out the year with a total return of 31.5% – the best annual gain recorded by the S&P 500® Index since 2013.

Shares rallied in the final months of 2019 on the back of fading trade uncertainty, with the United States and China announcing that a phase one trade deal would be signed in mid-January 2020 which would cancel the imposition of planned new tariffs, slash the in force tariffs imposed by the United States on $120 billion in Chinese goods in half, increase purchases of U.S. agricultural goods by China, and maintain the United States’ 25% tariffs on $250 billion in Chinese goods, respectively. The restoration of investor confidence in the evasion of a near-term recession on the back of a stable economic growth narrative and additional policy easing by a dovish Federal Reserve in the form of a 25-basis point interest rate reduction – its third of 2019 – provided an additional lift for U.S. equities during the final quarter of 2019.

Following a stellar 2019, U.S. equities kicked off the new decade by extending this positive momentum through the first half of January 2020, before relinquishing these gains to end the month flat, as mounting concerns over the COVID-19 outbreak curbed the investor optimism that followed the signing of the phase one trade deal between the United States and China. A sudden, albeit brief flare up in tensions between the United States and Iran during this period had a less significant impact on investor sentiment, as these tensions were swiftly de-escalated. U.S. economic data remained broadly stable, with the unemployment rate holding steady at a 50-year low of 3.5%, muted wage growth keeping inflation under control, and 2019 fourth-quarter gross domestic product (GDP) growth of 2.1% falling in line with expectations.

Investor concern about the near-term impact to global growth stemming from the COVID-19 outbreak replaced trade as the topic du jour in financial markets during the final month of the reporting period. Investors initially shrugged off concerns about the outbreak in the early weeks of February 2020, supported by improving January business surveys, a better-than-expected 2019 fourth-quarter earnings season, President Trump’s acquittal in the final impeachment vote, and the expectation that the negative effects of the COVID-19 outbreak would prove to be localized and fleeting in nature. This sentiment soon faded as an increase in the number of COVID-19 cases outside of China – including within the United States – prompted one of the sharpest U.S. stock market sell-offs in history, as the S&P 500® Index ended February 2020 down 8.2%.

The Fund underperformed the MSCI USA® Index by 187 basis points during the reporting period. The portfolio’s relative underperformance during this period was primarily attributed to a significant underweight allocation to Information Technology, a sector that notched a total return of 50.3% in 2019 on the back of the high flying returns of mega-cap technology stocks including Microsoft Corporation (NASDAQ:MSFT), Apple, Inc. (NASDAQ:AAPL), and Intel Corporation (NASDAQ:INTC) and which consequently emerged as the year’s top performing sector. Underweights in Financials and Communication Services further dampened the Fund’s performance, relative to its benchmark, during the reporting period.

Conversely, underweights in Energy and Industrials provided a positive allocation effect for the Fund, generating modest outperformance relative to the benchmark, during the reporting period.

Letters to Investors (Continued)	Nationwide Maximum Diversification U.S. Core Equity ETF

February 29, 2020

The top contributors to relative Fund performance during the reporting period were Tesla, Inc. (1.60%), DexCom, Inc. (0.67%), and NortonLifeLock, Inc. (0.32%).

2019 was a banner year for Tesla, Inc. (NASDAQ:TSLA). Despite a relatively slow start to the year, Tesla, Inc. came roaring back in the final months of 2019, advancing 30.7% in October 2019 after the electric vehicle manufacturer and clean energy leader reported better-than-expected third quarter 2019 results, delivering a surprising adjusted (non-GAAP) profit of $1.86 per share that handily smashed adjusted loss estimates of $0.42 per share, despite a revenue decline, and setting new records for vehicle production and deliveries during the period.

Shares of Tesla closed out 2019 by climbing 26.8% in December 2019 on the heels of growing investor enthusiasm about the firm’s Chinese operation, following Tesla’s announcement that it planned to open a second assembly plant in Shanghai and had secured an 11.25 billion yuan loan ($1.62 billion) from Chinese banks, with the goal of initiating deliveries of Chinese-built cars.

Strong fourth quarter 2019 results and news that its new electric Model Y crossover would be coming to market earlier than expected extended Tesla’s momentum into the first month of the new decade as Tesla’s share price surged in the final day of January 2020 trading to hit an all-time high of $640. However, shares of Tesla registered a sharp pullback in the final days of the reporting period, plunging 28.6% during the final week of February 2020 as COVID-19 fears routed the market.

In the immediate aftermath of a blowout third quarter 2019 earnings report that saw its revenue grow by an impressive 49%, DexCom, Inc. (NASDAQ:DXCM), a leader in the development of continuous glucose monitoring systems for diabetes management, saw its share price soar 47.4% in November 2019 for a total gain of 82.6% in 2019, effectively sparking a rally that would continue into early 2020 and effectively silence fears about a potential slowdown in the company’s future growth.

The diabetes medical device giant continued its meteoric rise in January 2020, advancing 10% during the month on the back of the continued success of the company’s continuous glucose monitoring (CGM) franchise, headed up by the groundbreaking G6 CGM system, and the anticipated growth that will derived from DexCom’s partnership with pharmaceutical juggernaut, Eli Lilly & Company (NYSE:LLY).

Shares of DexCom closed out the reporting period by bucking the COVID-19-driven market sell-off to advance 14.6% in February 2020, as compared to the S&P 500® Index’s 8.2% decline during the same period. DexCom stock’s strong performance during the month was primarily attributed to a stellar fourth quarter 2019 earnings report with the firm recording a 37% year-over-year revenue increase during Q4 2019 and reaffirming its guidance for full-year 2020.

Heightened concerns about cyberwarfare threats, prompted by an escalation of tensions between the United States and Iran following a United States drone strike near Baghdad International Airport that killed Iranian General Qasem Soleimani on January 3, 2020, resulted in gains for companies in the cybersecurity space during the opening month of 2020 – including NortonLifeLock, Inc. (NASDAQ:NLOK).

Shares of NortonLifeLock advanced 11.4% in January 2020, receiving an additional lift from the cybersecurity leader’s announcement that it would be paying a special dividend of $12 per share to shareholders of record as of January 22, 2020 on January 31, 2020. The special dividend came on the heels of NortonLifeLock’s sale of its enterprise security business to semiconductor and infrastructure software manufacturer, Broadcom, Inc. (NASDAQ:AVGO), with the announced distribution representing more than 100% of the total after-tax proceeds from the sale.

NortonLifeLock saw its stock price jump in the final month of the reporting period on the heels of a broadly positive fiscal 2020 third quarter earnings report. Despite mixed guidance, NortonLifeLock beat analyst estimates for both revenue and earnings during the reporting period, with revenue and non-GAAP (adjusted) earnings per share (EPS) coming in at $618 million (a 0.5% year-over-year increase) and $0.25 per share (up from $0.16 during the prior year period), respectively.

Top detractors from relative Fund performance during the reporting period were Sage Therapeutics, Inc. (-0.47%), Public Storage (-0.29%), and Ventas, Inc. (-0.25%).

Letters to Investors (Continued)	Nationwide Maximum Diversification U.S. Core Equity ETF

February 29, 2020

Shares of clinical-stage biopharmaceutical firm, Sage Therapeutics, Inc. (NASDAQ:SAGE) fell off a cliff in the final month of 2019, plummeting 53.3% in December 2019 – a year-end pullback that saw the company’s stock shed approximately 25% of its total value in 2019.

This nosedive was largely attributed to the firm’s announcement that the company’s much anticipated SAGE-217®, an investigational oral neuroactive steroid, had failed a phase 3 study investigating the drug’s potential to treat major depressive disorder (MDD). This revelation consequently dashed analysts’ projections that the drug candidate would reach peak annual sales of $2 billion or more within a decade and effectively opened the door for competitor, Axsome Therapeutics, Inc. (NASDAQ:AXSM) to take control of the next-generation depressive disorder market.

Sage Therapeutics’ lackluster performance continued through the early months of 2020, as an underwhelming fourth quarter 2019 earnings report, underscored by slower-than-expected revenue growth for the company’s post-partum depression (PPD) drug, Zulresso® and the absence of any further updates regarding the approval of Sage Therapeutics’ MDD candidate, SAGE-217®, weighed heavily on investor sentiment during the final month of the reporting period.

Specialty real estate investment trust (REIT), Public Storage (NYSE:PSA), saw its stock price falter in the opening months of the reporting period on the back of a largely underwhelming fiscal 2020 third quarter earnings report that saw the company fall short of analyst expectations of revenue and adjusted funds from operations (FFO) – the key profitability metric for REITs – during the reporting period.

Although the performance of Public Storage’s stock remained relatively subdued through the end of 2019 and into the early months of 2020, following consecutive revenue and FFO misses for Q4 2019, the operator of the namesake orange storage facilities sprinkled throughout the United States notched a notable win in the final weeks of February 2020 trading, staging a rally to close out the reporting period, as declining treasury yields sparked a broad rally in the high yielding REITs sector.

Ventas, Inc. (NYSE:VTR), one of the largest U.S. healthcare real estate investment trusts (REITs), ended 2019 on shaky ground with investors, as shares of Ventas sold off in the final 2 months of the year in the wake of a disappointing Q3 2019 earnings report that saw Ventas underdeliver on its promise to drive growth and derive material revenue upside from its senior housing operating portfolio, known as SHOP within the industry.

The opening months of 2020 proved to be equally, if not more tumultuous for Ventas, as the company’s share price suffered a low, double-digit drop in the final month of the reporting period, as the potentially negative impact to Ventas’ SHOP portfolio, stemming from a COVID-19 outbreak in the United States – a segment that accounts for approximately 53% of the company’s net operating income – weighed heavily on investor sentiment during February 2020.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. To learn more about Nationwide Funds’ ETF offerings, please visit our website, www.etf.nationwide.com. We deeply value your trust and thank you for your continued confidence.

Sincerely,

Michael S. Spangler
President and Chief Executive Officer
Nationwide Fund Advisors.

Letters to Investors (Continued)	Nationwide Maximum Diversification U.S. Core Equity ETF

February 29, 2020

Subadviser: Vident Investment Advisory, LLC (VIA)

Portfolio Managers: Denise M. Krisko, CFA and Austin Wen, CFA

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more-detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedules of Investments in this report.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Definitions

Basis Point: A common unit of measure for interest rates and other percentages in finance. One basis point is equivalent to one hundredth of one percent. Accordingly, one hundred basis points is the equivalent of one percentage point.

Earnings per share (EPS): The portion of a company’s profit allocated to each share of common stock. Earnings per share serve as an indicator of a company’s profitability.

Funds from Operations (FFO): The figure used by real estate investment trusts (REITs) to define cash flow from their operations. FFO is calculated by adding depreciation and amortization to earnings and then subtracting any gains on sales.

Index Definitions

MSCI USA® Index: An unmanaged index created by Morgan Stanley Capital International (MSCI) that measures the performance of the large- and mid-cap segments of the U.S. market. The index covers approximately 85% of the free float-adjusted market capitalization in the United States. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The TOBAM Maximum Diversification USA Index® (“Index”), a systematic, rules-based index that provides exposure to mid- and large-cap U.S. listed companies. TOBAM applies liquidity and socially responsible investment screens in determining the investable universe. The Index seeks to maximize a mathematical definition of diversification, the Diversification Ratio®, to provide investors with the most diversified portfolio possible in any given stock universe across global and domestic markets. The Diversification Ratio® is a proprietary metric based on the volatility of each index constituent and its correlation to the other index constituents. Constituents are weighted so that each effective risk factor evenly contributes to the risk of the portfolio, subject to active share constraints.

Index data copyright ©2019, TOBAM S.A.S. All rights reserved. Maximum Diversification is a registered trademark and service mark of TOBAM S.A.S. or its affiliates (“TOBAM”). The Nationwide ETFs (“ETFs”) are not sponsored, endorsed, issued, sold, or promoted by TOBAM S.A.S. (“TOBAM”), and TOBAM does not make any representation regarding the advisability of investing in the Funds. Nationwide licenses the use of Maximum Diversification® indexes and is not affiliated with TOBAM or its affiliates. For more details, visit nationwidefinancial.com/products/investments/etfs.

Letters to Investors	Nationwide Maximum Diversification Emerging Markets Core Equity ETF

February 29, 2020

Dear Investors,

On behalf of the entire team, I would like to thank you for investing in the Nationwide Maximum Diversification Emerging Markets Core Equity ETF (the “Fund”). The information that follows pertains to the reporting period from September 1, 2019 through February 29, 2020.

The Fund experienced negative performance during the reporting period, returning -3.43% (net asset value [NAV]) versus 3.05% for the Fund’s benchmark, the MSCI Emerging Markets® Index. The median return of the Fund’s Morningstar® peer category, Diversified Emerging Markets, (a group consisting of 74 ETFs as of February 28, 2020) during the reporting period was -0.51%, with the Fund ranking in the 82nd percentile, based on cumulative performance. The Fund’s underlying index, the TOBAM Maximum Diversification Emerging Markets Index®, returned -2.34% over the same period. The Fund did not hold derivatives during the reporting period.

After a bumpy 2019 characterized by robust first-half gains and a third quarter pullback, emerging market equities ended the decade on a positive note, rebounding an impressive 11.8% in the fourth quarter of 2019, to close out the year with a total return of 18.4%.

The alleviation of trade-related uncertainty in the aftermath of 2 major developments, lifted emerging market equities in the final quarter of 2019. First, the United States and China announced that a phase one trade deal would be signed in mid-January 2020 which would effectively cancel the imposition of planned new tariffs, slash in force tariffs that were imposed by the United States on $120 billion in Chinese goods in half, increase purchases of U.S. agricultural goods by China, and maintain the United States’ 25% tariffs on $250 billion in Chinese goods, respectively. Second, the United States, Mexico, and Canada signed a revised trade deal, effectively overhauling the quarter-century-old North American Free Trade Agreement (NAFTA) with the aim of improving the enforcement of worker rights and curbing price inflation on biologic drugs by eliminating a patent provision.

At the country level, geopolitical risk surfaced in Hong Kong, Chile, and Lebanon, as large-scale protests erupted over the introduction of the Fugitive Offenders amendment bill in Hong Kong; in response to an increase in the Santiago Metro’s subway fare, the high cost of living, privatization, and rampant inequality in Chile; and in condemnation of sectarian rule, economic stagnation, and endemic corruption in the public sector in Lebanon. While the pro-market reform leaders of India, Indonesia, and South Africa won their re-election bids earlier in the year, former Cabinet Chief for the Justicialist Party, Alberto Fernández, upset market-friendly incumbent, Mauricio Macri, in Argentina’s October 2019 general election. Crude oil price strength benefited Russian and Colombian equities during the fourth quarter of 2019, while providing a headwind for Indian equities over the same period. Currency strength similarly contributed to advances for Brazilian and South African equities, respectively.

January 2020 brought a new set of challenges for emerging markets equities, as shares declined 4.7% with the region bearing the brunt of the economic fallout from the COVID-19 outbreak. Travel restrictions and the cancellation of Lunar New Year events dealt a blow to Chinese equities and the country’s near-term economic growth prospects, consequently applying pressure to global commodity prices as the price of Brent crude oil fell 11.9% on the back of potentially weaker demand. Against this backdrop, South African, Brazilian, and Chilean equities all produced negative returns during the month, amplified by currency weakness. Several Asian equity markets including South Korea, Thailand, and the Philippines, similarly declined in January 2020.

By contrast, Mexico and Turkey reported positive returns during the month, thanks to a higher-than-expected 75 basis point interest rate reduction by Turkey’s central bank and diminishing trade-related uncertainty following the signing of the United States-Mexico-Canada Agreement (USMCA) by President Trump, respectively.

Despite outperforming U.S. and Developed Market equities during the final month of the reporting period, emerging market equities continued their slide, dropping 5.3% in February 2020, as fears of the negative near-term impact to economic growth posed by the COVID-19 outbreak roiled markets globally. Turkey emerged as

Letters to Investors (Continued)	Nationwide Maximum Diversification Emerging Markets Core Equity ETF

February 29, 2020

one of the weakest markets, as escalating tensions with neighboring Syria culminated in an airstrike that killed 33 Turkish troops in Idlib. A sharp decline in the price of crude oil weighed on Brazilian, Russian, and South African equities, with currency weakness further amplifying negative performance in Brazil and South Africa, respectively. The presentation of a disappointing union budget by Indian Finance Minister Nirmala Sitharaman and the unexpected resignation of Malaysian Prime Minister Mahathir Mohamad further contributed to negative performance in each region. By contrast, Chinese equities surprisingly recorded a modest gain in February 2020, as COVID-19 infection rates in the Mainland showed signs of stabilizing, with activity indictors additionally starting to improve during the final month of the reporting period.

The Fund underperformed the MSCI Emerging Markets® Index by 648 basis points during the reporting period. The portfolio’s relative underperformance during this period was primarily attributed to the Fund’s security-level positioning in Consumer Discretionary and Communication Services and an underweight allocation to Information Technology.

The impact of Consumer Discretionary and Communication Services stock selections detracted from Fund performance during the reporting period, with the benchmark deriving significant performance from a small subset of securities, including Chinese retail juggernaut Alibaba Group Holding, Ltd. (NYSE: BABA), Shenzhen-based internet value-added services provider, Tencent Holdings, Ltd. (HKG:0700), and South African Internet group Naspers, Ltd. (JSE: NPN) – companies to which the Fund had far less exposure.

A significant underweight in Information Technology, a sector that notched strong gains in 2019 on the back of the high-flying returns of mega-cap technology stocks including Samsung Electronics Company, Ltd. (KRX:005930) and Taiwan Semiconductor Manufacturing Company, Ltd. (TPE:2330), further dampened the Fund’s performance relative to the benchmark during the reporting period.

Conversely, overweights in Utilities, Health Care, and Consumer Staples – “defensive” sectors that asserted their strength in the opening months of 2020, following the resurgence of volatility stemming from mounting investor concern about the potentially negative economic impact of the COVID-19 outbreak – contributed modestly to Fund performance during the reporting period.

Top detractors from relative Fund performance during the reporting period were AngloGold Ashanti, Ltd. (-0.45%), CP All Public Company, Ltd. (-0.32%), and China First Capital Group, Ltd. (-0.27%).

AngloGold Ashanti, Ltd. (JSE:ANG) closed out the first month of the reporting on a sour note, shedding 2.7% in September 2019 as the price of gold fell below the all-important $1,500 mark to reach its lowest level in 2 months – an outcome that was attributed to an increasingly buoyant U.S. stock market and the strength of the U.S. dollar. The company saw its stock price decline further during late October 2019 trading, on the back of lower-than-expected production levels after the company warned that its 2019 production levels would likely end the year in the lower bound of its predicted range, citing operational issues including planned output reductions at properties in the Democratic Republic of Congo and Argentina and lower ore grades at the firm’s South African Mponeng mine.

These dips subsequently proved to be a minor stumble for the South African gold mining giant, as a solid Q3 2019 earnings report lifted shares of AngloGold Ashanti 21% in October 2019. Although the company reported a 3% year-over-year decline in gold production during the quarter, investors were cheered by significant increases in the firm’s operational cash flow and free cash flow – 65% and 156%, respectively – over the third quarter of 2019. A 6% decline in the company’s adjusted net debt from $1.75 billion at the end of Q3 2018 to $1.65 billion at the end of Q3 2019, in addition to the firm’s adjusted net debt-to-adjusted EBITDA of 1.06 – compared to 1.13 over the same period during the prior year – further lifted investor sentiment through the close of 2019.

Shares of AngloGold Ashanti, Ltd, however, lost their luster in the reporting period’s final day of trading, plunging by double digits, as the price of gold tumbled nearly 5% in the aftermath of a rally that saw investors pile into the safe haven asset amid mounting fears over the COVID-19 outbreak. This decline came on a combination of investors cashing in their gold gains to cover market losses and heightened trepidation over

Letters to Investors (Continued)	Nationwide Maximum Diversification Emerging Markets Core Equity ETF

February 29, 2020

the potentially negative impact to the price of gold on the heels of a likely uptick in central bank policy meant to stimulate the global economy.

After hitting a 52-week high on July 19, 2019, Thai convenience store chain operator, CP All Public Company, Ltd. (BKK:CPALL) saw its share price stumble during the reporting period, retreating during the final months of 2019 on the back of lingering investor doubt surrounding the prospect of China successfully entering into a comprehensive trade deal with the United States.

Shares of CP All Public Company declined further in the opening months of 2020 in the midst of the COVID-19 pandemic that drastically slowed economic activity in the region. The final month of the reporting brought newsworthy reports that a bidding war was brewing between CP All Company’s parent, Charoen Pokphand (CP) Group, family-owned conglomerate, Central Group, and beer and property magnate Charoen Sirivadhanabhakdi’s TCC Group for control of the Asian business of British retailer, Tesco PLC (LSE:TSCO).

China First Capital Group, Ltd. (HKG:1269), a Hong Kong-based investment holding company specializing in the development and sale of automobile shock-absorbers and financial and education services, saw its share price get pummeled during the reporting period, adding to a series of dramatic stock swings in Hong Kong – outsized moves that were fundamentally attributed to forced selling by large shareholders who had borrowed against their positions – that put a spotlight on corporate governance and cross-holding risk practices in the region.

Most notably, the company shed a whopping 76% of its value over 30 minutes of trading on November 27, 2019 before trading was suspended, making it the third Hong Kong stock in less than a week to come dangerously close to wiping out its entire value in a day. China First Capital Group was dealt another staggering blow in early December 2019, plunging 26% on December 2nd and extending its loss over the prior 5 days to 85% after Chairman Wilson Sea sold 326.6 million shares through his company, Wealth Max Holdings, Ltd., on November 28, 2019 – a move that reduced his equity stake in China First Capital from 16% to 8.8%.

At the country level, the top detractors from relative Fund performance during the reporting period were Thailand (-1.89%), Hong Kong (-0.63%), and Greece (-0.37%).

The top contributors to relative Fund performance during the reporting period were HLB, Inc. (0.38%), Taiwan Semiconductor Manufacturing Company, Ltd. (0.37%), and TAL Education Group (0.30%).

South Korea-based HLB, Inc. (KOSDAQ:028300) saw its share price skyrocket during the final months of 2019, including soaring 40% over 2 days during October 23, 2019 trading – a massive move that prompted the suspension of trading and which subsequently catapulted the company to the number 2 spot among the most valuable stocks on the secondary Kosdaq with a market capitalization of 7.09 trillion won. The company’s massive gains were fundamentally attributed to significant investor hype over the company’s investigational cancer drug, Rivoceranib® and a forthcoming pre-new drug application meeting with the United States’ Food and Drug Administration (FDA).

After bolstering investor confidence with 11% top and bottom-line growth during the third quarter of 2019 in the wake of the rising tide of 5G popularity, Taiwan Semiconductor Manufacturing Company, Ltd. (TPE:2330) served up an impressive total return of 57.4% in 2019. Despite a mixed earnings report for fourth quarter 2019 that saw a currency conversion headwind modestly curtail dollar-denominated revenue and full-year earnings growth for 2019, the world’s largest semiconductor foundry continued this positive momentum into early 2020 on the back of solid revenue growth in key markets including high-end smartphone components and high performing computing chips that leverage the company’s advanced 7-nm manufacturing process.

However, Taiwan Semiconductor Manufacturing’s share price faltered in the final month of the reporting period, as the company recorded a double digit decline year-to-date as of February 25, 2019. This dip was primarily attributed to the company’s exposure to Apple, Inc. (NASDAQ:AAPL) and Chinese mobile maker, Huawei. Anxiety built among investors after Apple – Taiwan Semiconductor Manufacturing’s largest customer – lowered its revenue outlook over the potentially negative impact of a COVID-19 outbreak. The emergence of a report suggesting that the United States could prevent Huawei and other Chinese technology companies from accessing semiconductor technology made by U.S.-based companies – an outcome that would dramatically

Letters to Investors (Continued)	Nationwide Maximum Diversification Emerging Markets Core Equity ETF

February 29, 2020

curtail orders from the company’s second largest customer, and consequently translate to a potential 10% full-year revenue hit – further weighed on investor sentiment.

TAL Education Group (NYSE:TAL), a Beijing-based holding company specializing in the provision of after-school tutoring programs for primary and secondary school students, saw its share price soar during the opening months of the reporting period, jumping 25% in October 2019, to close out 2019 up 80.7%. These gains were largely attributed to the broadly positive momentum of China’s technology sector and a strong earnings report for the second fiscal quarter ending August 31, 2019. Despite an 87.5% decline in adjusted earnings per share due to higher expenses, investors responded positively to the firm’s sales and the rapid growth of enrollment on its online platform, Xueersi.com, which were up 34% and 134%, respectively.

Despite expectations of a modest slowdown in short-term growth, shares of the tutoring company continued their ascent through the end of the reporting period, hitting a new 52-week high on February 14, 2020 and outperforming the stock market correction brought on by the COVID-19 pandemic.

At the country level, the top contributors to relative Fund performance during the reporting period were China (0.84%), Taiwan (0.63%), and Brazil (0.18%).

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. To learn more about Nationwide Funds’ ETF offerings, please visit our website, www.etf.nationwide.com. We deeply value your trust and thank you for your continued confidence.

Sincerely,

Michael S. Spangler
President and Chief Executive Officer
Nationwide Fund Advisors

Subadviser: Vident Investment Advisory, LLC (VIA)

Portfolio Managers: Denise M. Krisko, CFA and Rafael Zayas, CFA

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more-detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedules of Investments in this report.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Letters to Investors (Continued)	Nationwide Maximum Diversification Emerging Markets Core Equity ETF

February 29, 2020

Definitions

Basis Point: A common unit of measure for interest rates and other percentages in finance. One basis point is equivalent to one hundredth of one percent. Accordingly, one hundred basis points is the equivalent of one percentage point.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index created by Morgan Stanley Capital International (MSCI) that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by

MSCI. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The TOBAM Maximum Diversification Emerging Markets Index® (“Index”) is a systematic, rules-based index that provides exposure to mid- and large-cap companies in emerging markets. TOBAM applies liquidity and socially responsible investment screens in determining the investable universe. The Index seeks to maximize a mathematical definition of diversification, the Diversification Ratio®, to provide investors with the most diversified portfolio possible in any given stock universe across global and domestic markets. The Diversification Ratio® is a proprietary metric based on the volatility of each index constituent and its correlation to the other index constituents. Constituents are weighted so that each effective risk factor evenly contributes to the risk of the portfolio, subject to active share constraints.

Index data copyright ©2019, TOBAM S.A.S. All rights reserved. Maximum Diversification is a registered trademark and service mark of TOBAM S.A.S. or its affiliates (“TOBAM”). The Nationwide ETFs (“ETFs”) are not sponsored, endorsed, issued, sold, or promoted by TOBAM S.A.S. (“TOBAM”), and TOBAM does not make any representation regarding the advisability of investing in the Funds. Nationwide licenses the use of Maximum Diversification® indexes and is not affiliated with TOBAM or its affiliates. For more details, visit nationwidefinancial.com/products/investments/etfs.

Letters to Investors	Nationwide Risk-Managed Income ETF

February 29, 2020

Dear Investors,

On behalf of the entire team, I would like to thank you for investing in the Nationwide Risk-Managed Income ETF (the “Fund”). The information that follows pertains to the reporting period beginning on the date of the Fund’s inception (December 19, 2019) through February 29, 2020.

The Fund experienced negative performance during the reporting period, returning -1.08% (net asset value [NAV]) and generating an annualized distribution yield of 8.11%. By comparison, the Fund’s benchmark, the CBOE S&P 500 Zero-Cost Put Spread Collar Index® (CLLZ) returned -7.15%, while the CBOE NASDAQ-100 Buywrite V2 Index® (BXNT), a comparative, albeit passively managed options-based strategy returned -6.97% over the same period.

Launched on December 19, 2019, the Fund seeks to generate monthly income, while providing investors with a measure of downside protection along with the added benefits of principal protection and equity participation potential across varying market cycles. The Fund owns, in full replication, the constituents of the NASDAQ-100® Index. A protective net-credit collar is established by selling an upside NASDAQ-100® Index call option and using a portion of the proceeds received to purchase a NASDAQ-100® Index put option that hedges the downside risk on an underlying portfolio of securities.

A managed distribution is paid to investors each month using a portion of the net credit generated by the collar. The net credit represents the difference between the proceeds derived from the sale of the call option and the expense associated with the purchase of the put option. This distribution may be further comprised of the dividends generated by the underlying equity portfolio and the appreciation of the Fund’s equity holdings, with the remaining premium being reinvested in the Fund’s underlying stocks to allow for potential equity participation.

Unlike passive options-based strategies, the Fund employs an active, rules-based approach to managing the risk associated with the call option. This approach consequently positions the Fund to potentially capture gains and minimize losses more effectively. To that effect, the Fund’s managers may close the index call option, prior to expiration, in order to either maximize gains or minimize losses stemming from price changes in the Fund’s underlying equity portfolio. In a rising market, the call option can be closed, thereby “uncapping” the underlying equity portfolio and allowing for the potential of additional gains if there is a continued move higher in the equity market. In a flat to down market, the short call option can be closed due to time decay or a decline in value as a measure for capturing options’ premium and locking in the positive gains derived from writing the call option.

On a weighted basis, the top contributing equity holdings during the reporting period were Tesla, Inc. (NASDAQ:TSLA), Amazon.com, Inc. (NASDAQ:AMZN), and Microsoft Corporation (NASDAQ:MSFT). Conversely, the top detractors from Fund performance were Cisco Systems, Inc. (NASDAQ: CSCO), Facebook, Inc. (NASDAQ:FB), and Amgen, Inc. (NASDAQ:AMGN). At the sector level, Consumer Cyclicals provided the largest positive allocation effect during the reporting period, while the Fund’s exposure to Information Technology and Consumer Discretionary diminished relative performance over the same period.

In the months following the Fund’s inception, global markets saw a significant resurgence of volatility due to a plethora of events which rattled investor confidence in the steady continuation of the decade long equity bull market. In the fourth quarter of 2019, markets were dominated by a bullish sentiment, underscored by broad optimism of a favorable conclusion to the ensuing trade talks between the United States and China. Investors banked on a successful “phase one” deal, which subsequently drove most asset classes higher. During the final months of 2019, U.S. equities advanced in tandem with yields and gold, while volatility seemed to fall out of the equation.

As the new decade began, market volatility continued to slide lower, with equity markets testing new highs. Chatter surrounding the novel COVID-19 virus became increasingly more pervasive. However, investors seemingly shrugged off concerns about the prospect of “just another headline” roiling the global markets. As

Letters to Investors (Continued)	Nationwide Risk-Managed Income ETF

February 29, 2020

January 2020 concluded, the CBOE Volatility Index® (VIX) moved higher, as equity markets continued to show resilience, while bond yields trended downwards.

The outlook drastically changed a month later in the final week of February 2020. The spread of COVID-19 proved to be more than a regional challenge, evolving into a risk that could potentially trigger a worldwide health crisis in addition to posing a significant threat to global economic growth. In the immediate aftermath of this changing narrative, China GDP was slashed from 5.9% to 3.2%, with coordinated rate cuts from the leaders of the G7 central banks following shortly thereafter. The final days of February 2020 saw the VIX soar over 150%, U.S. equity benchmarks and crude oil drop more than 12%, and the 10-Year U.S. Treasury yield plummet nearly 25% to 1.1486%.

The turmoil that ensued during the opening months of 2020 allowed the Fund to highlight its value add both in generating high monthly income in a persistent low-yield environment and in protecting principal in the midst of a market selloff using a constant, fully-financed portfolio hedge.

The Fund’s closure of the short call option in January and February 2020 notably enhanced the Fund’s upside participation potential during the final months of the reporting period. The January expiry 8640 calls were closed on January 3, 2020, as the NASDAQ-100® Index advanced 4.33% heading into expiration. As a result, the Fund generated a return of 3.20% during this period, outperforming both the BXNT and CLLZ indexes by 120 basis points and 171 basis points, respectively. This measure further resulted in the Fund modestly outperforming the NASDAQ-100® Index during the month of January 2020, returning 3.02% versus the NASDAQ-100® Index’s return of 3.01%.

Similarly, on February 7, 2020, the Fund closed the February expiry 9100 calls, as the NASDAQ-100® Index continued to move higher. The Fund consequently outperformed the NASDAQ-100® Index by 121 basis points during the month of February. The Fund additionally outperformed the BXNT and CLLZ indexes by 310 basis points and 221 basis points, respectively, over the same period. The March expiry calls were covered to capture options’ premium and lock in gains on February 25, 2020 during the ensuing market correction.

As the reporting period drew to a close, the downside risk mitigation benefit of the protective put became extremely apparent beginning on February 20, 2020. Over the final six trading sessions of February 2020, investors saw the NASDAQ-100® Index tumble 12.10%, the BXNT Index fall 10.19%, and the CLLZ Index decline by 10.27%. By comparison, the Fund declined 6.99% over the same period. The protective put was able to effectively protect against the unfolding market downturn, allowing for relative outperformance versus the aforementioned indices on both a Fund inception-to-date and year-to-date basis.

At Nationwide, we continue to take a steady approach to seeking long-term growth. We remain confident in our ability to help investors navigate the markets for years to come. To learn more about Nationwide Funds’ ETF offerings, please visit our website, www.etf.nationwide.com. We deeply value your trust and thank you for your continued confidence.

Sincerely,

Michael S. Spangler
President and Chief Executive Officer
Nationwide Fund Advisors

Letters to Investors (Continued)	Nationwide Risk-Managed Income ETF

February 29, 2020

Subadviser: Harvest Volatility Management (HVM)

Portfolio Managers: Jonathan Molchan, Troy Cates, and Garrett Paolella

Must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

The Fund’s return may not match or achieve a high degree of correlation with the return of the underlying index.

The Fund is subject to the risks of investing in equity securities. Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks. There is no assurance that the investment objective of any fund will be achieved. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete listing of the Fund’s holdings, please refer to the Schedule of Investments in this report.

Nasdaq® and the Nasdaq-100® are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Nationwide Fund Advisors. The Product has not been passed on by the Corporations as to their legality or suitability. The Product is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product.

Nationwide Fund Advisors (NFA) is the registered investment advisor to Nationwide ETFs, which are distributed by Quasar Distributors LLC. NFA is not affiliated with any distributor, subadvisor, or index provider contracted by NFA for the Nationwide ETFs. Nationwide is not an affiliate of third-party sources such as Morningstar, Inc. or MSCI. Representatives of the Nationwide ETF Sales Desk are registered with Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Definitions

Annualized Distribution Yield: Calculated by annualizing the most recent distribution and dividing by the most recent fund NAV. The yield represents a single distribution from the fund and does not represent total return of the fund.

Basis Point: A common unit of measure for interest rates and other percentages in finance. One basis point is equivalent to one hundredth of one percent. Accordingly, one hundred basis points is the equivalent of one percentage point.

CBOE NASDAQ-100 Buywrite V2 Index® (BXNT): The CBOE NASDAQ-100 BuyWrite Index (BXNT) is a benchmark index that measures the performance of a theoretical portfolio that owns a portfolio of the stocks included in the NASDAQ-100 Index®, and “writes” (or sells) NASDAQ-100 Index (NDX) covered call options.

CBOE S&P 500 Zero-Cost Put Spread Collar Index® (CLLZ): An unmanaged index designed to track the performance of a hypothetical option trading strategy that 1) holds a long position indexed to the S&P 500 Index; 2) on a monthly basis buys a 2.5% - 5% S&P 500 Index (SPX) put option spread; and 3) sells a monthly out-of-the-money (OTM) SPX call option to cover the cost of the put spread. Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable (Morningstar). Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

CBOE Volatility Index® (VIX): The first benchmark index to measure the market’s expectation of future volatility. The VIX Index is based on options of the S&P 500® Index, considered the leading indicator of the broad U.S. stock market. The VIX Index is recognized as the world’s premier gauge of U.S. equity market volatility.

NASDAQ-100® Index: An unmanaged, market capitalization-weighted index of 103 equity securities issued by 100 of the largest non-financial companies, with certain rules capping the influence of the largest components. It is based on exchange, and it is not an index of U.S.-based companies.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Portfolio Allocations	Nationwide ETFs

As of February 29, 2020 (Unaudited)

Nationwide Risk-Based U.S. Equity ETF
Sector	Percentage of Net Assets
Utilities	16.5%
Health Care	14.6
Consumer Staples	13.9
Financials	13.7
Consumer Discretionary	12.2
Industrials	8.3
Information Technology	7.0
Materials	5.8
Communication Services	5.5
Energy	2.2
Short-Term Investments and Other Assets and Liabilities	0.3
Total	100.0%

Nationwide Risk-Based International Equity ETF
Sector	Percentage of Net Assets
Financials	16.8%
Industrials	15.2
Consumer Staples	14.8
Communication Services	11.2
Health Care	9.8
Utilities	9.5
Consumer Discretionary	7.5
Real Estate	4.5
Materials	4.0
Information Technology	3.4
Energy	2.7
Short-Term Investments and Other Assets and Liabilities	0.6
Total	100.0%

Nationwide Maximum Diversification U.S. Core Equity ETF
Sector	Percentage of Net Assets
Health Care	16.3%
Consumer Discretionary	16.1
Consumer Staples	15.6
Communication Services	9.8
Financials	8.8
Utilities	8.8
Real Estate	7.6
Information Technology	6.3
Industrials	4.4
Materials	3.8
Energy	2.2
Short-Term Investments and Other Assets and Liabilities	0.3
Total	100.0%

Portfolio Allocations (Continued)	Nationwide ETFs

As of February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF
Sector	Percentage of Net Assets
Financials	17.0%
Consumer Discretionary	13.7
Consumer Staples	12.2
Communication Services	11.5
Information Technology	11.4
Health Care	8.4
Materials	8.1
Industrials	6.6
Utilities	5.2
Energy	4.5
Real Estate	0.7
Short-Term Investments and Other Assets and Liabilities	0.6
Closed End Funds	0.1
Total	100.0%

Nationwide Risk-Managed Income ETF
Sector	Percentage of Net Assets
Information Technology	43.6%(1)
Communication Services	19.6
Consumer Discretionary	14.1
Health Care	6.5
Consumer Staples	5.3
Purchased Put Options	4.6
Short-Term Investments and Other Assets and Liabilities	2.9
Industrials	2.3
Utilities	0.8
Financials	0.3
Total	100.0%

(1)

To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in the Notes to Financial Statements.

Schedules of Investments

February 29, 2020 (Unaudited)

Nationwide Risk-Based U.S. Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.7%
	Communication Services — 5.5%
17,894	Altice USA, Inc. - Class A (a)	$462,739
14,665	AT&T, Inc.	516,501
34,447	CenturyLink, Inc. (b)	415,775
1,100	Charter Communications, Inc. - Class A (a)(b)	542,487
9,622	Comcast Corporation - Class A (b)	389,017
14,518	Discovery, Inc. - Series A (a)(b)	373,113
1,701	IAC/InterActiveCorporation (a)	346,902
3,671	Liberty Broadband Corporation - Class A (a)	454,029
22,321	Liberty Global plc - Class A (a)(b)	435,706
4,555	Match Group, Inc. (a)(b)	296,075
6,732	Omnicom Group, Inc. (b)	466,393
5,492	T-Mobile US, Inc. (a)	495,159
10,008	Verizon Communications, Inc.	542,034
3,251	Walt Disney Company	382,480
		6,118,410
	Consumer Discretionary — 12.2%
2,732	Advance Auto Parts, Inc. (b)	363,301
9,360	Aramark	325,166
407	AutoZone, Inc. (a)	420,232
1,553	Burlington Stores, Inc. (a)	335,852
5,335	CarMax, Inc. (a)(b)	465,799
548	Chipotle Mexican Grill, Inc. (a)	423,922
9,157	D.R. Horton, Inc.	487,793
4,456	Darden Restaurants, Inc.	434,460
3,204	Dollar General Corporation	481,561
7,067	Dollar Tree, Inc. (a)	586,773
2,057	Domino’s Pizza, Inc.	698,270
11,371	eBay, Inc.	393,891
3,696	Expedia Group, Inc.	364,500
2,677	Ferrari NV - ADR	422,297
4,674	Garmin, Ltd.	413,135
4,081	Genuine Parts Company (b)	356,026
3,947	Hilton Worldwide Holdings, Inc. (b)	383,648
1,988	Home Depot, Inc.	433,066
8,891	Lennar Corporation - Class A	536,483
3,012	McDonald’s Corporation	584,841
172	NVR, Inc. (a)	630,755
1,068	O’Reilly Automotive, Inc. (a)	393,793
13,096	PulteGroup, Inc.	526,459
3,060	Ross Stores, Inc.	332,867
4,554	Starbucks Corporation	357,170
3,650	Target Corporation	375,950
6,202	TJX Companies, Inc.	370,880
4,346	Tractor Supply Company	384,664
1,324	Ulta Beauty, Inc. (a)	340,387
1,830	Vail Resorts, Inc. (b)	389,076
5,888	Yum! Brands, Inc.	525,504
		13,538,521

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Consumer Staples — 13.9%
9,518	Altria Group, Inc.	$384,242
9,942	Archer-Daniels-Midland Company	374,316
5,638	Brown-Forman Corporation - Class B (b)	346,230
10,398	Campbell Soup Company (b)	469,158
9,466	Church & Dwight Company, Inc.	658,076
3,474	Clorox Company (b)	553,825
9,692	Coca-Cola Company	518,425
10,251	Coca-Cola European Partners plc	522,390
6,326	Colgate-Palmolive Company	427,448
9,955	Conagra Brands, Inc.	265,699
2,581	Constellation Brands, Inc. - Class A	444,913
1,650	Costco Wholesale Corporation	463,881
9,519	General Mills, Inc.	466,431
4,640	Hershey Company	668,113
11,823	Hormel Foods Corporation (b)	491,837
5,942	JM Smucker Company (b)	611,967
6,357	Kellogg Company (b)	384,408
3,361	Kimberly-Clark Corporation	440,930
26,793	Kraft Heinz Company (b)	663,663
20,628	Kroger Company	580,265
8,759	Lamb Weston Holdings, Inc.	761,070
3,945	McCormick & Company, Inc.	576,720
7,554	Molson Coors Brewing Company - Class B (b)	374,754
8,111	Mondelez International, Inc. - Class A	428,261
5,349	Monster Beverage Corporation (a)	333,831
3,818	PepsiCo, Inc.	504,091
5,736	Philip Morris International, Inc.	469,606
3,854	Procter & Gamble Company	436,388
7,144	Sysco Corporation	476,148
5,769	Tyson Foods, Inc. - Class A	391,311
7,421	Walgreens Boots Alliance, Inc.	339,585
4,881	Walmart, Inc.	525,586
		15,353,568
	Energy — 2.2%
4,372	Chevron Corporation	408,082
6,928	Exxon Mobil Corporation	356,376
22,965	Kinder Morgan, Inc.	440,239
12,750	Occidental Petroleum Corporation (b)	417,435
5,972	ONEOK, Inc. (b)	398,452
20,271	Williams Companies, Inc.	386,163
		2,406,747
	Financials — 13.7%
8,433	Aflac, Inc.	361,354
574	Alleghany Corporation	385,872
4,172	Allstate Corporation	439,103
2,997	American Express Company	329,460
6,558	American International Group, Inc. (b)	276,485
1,631	Aon plc	339,248

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Financials — 13.7% (Continued)
8,775	Arch Capital Group, Ltd. (a)	$354,773
3,770	Arthur J. Gallagher & Company	367,537
8,547	Bank of New York Mellon Corporation	341,025
2,103	Berkshire Hathaway, Inc. - Class B (a)	433,933
8,988	Brown & Brown, Inc.	386,574
7,927	Cboe Global Markets, Inc.	903,679
2,819	Chubb, Ltd.	408,840
3,696	Cincinnati Financial Corporation	344,615
2,823	CME Group, Inc.	561,269
2,525	Credicorp, Ltd.	457,708
2,077	Everest Re Group, Ltd.	514,846
1,254	FactSet Research Systems, Inc. (b)	333,551
12,339	Fidelity National Financial, Inc.	478,260
3,780	Globe Life, Inc.	350,255
7,278	Hartford Financial Services Group, Inc.	363,536
5,450	Intercontinental Exchange, Inc.	486,249
3,272	JPMorgan Chase & Company	379,912
7,017	Loews Corporation	320,186
2,828	M&T Bank Corporation (b)	396,995
422	Markel Corporation (a)	498,634
1,146	MarketAxess Holdings, Inc.	371,682
3,122	Marsh & McLennan Companies, Inc.	326,436
3,608	Nasdaq, Inc.	370,000
2,631	PNC Financial Services Group, Inc.	332,558
5,282	Progressive Corporation (b)	386,431
2,852	Reinsurance Group of America, Inc.	348,030
1,167	S&P Global, Inc.	310,317
3,297	Travelers Companies, Inc.	395,014
7,876	U.S. Bancorp	365,761
9,091	Wells Fargo & Company	371,367
1,568	Willis Towers Watson plc	296,744
6,677	W.R. Berkley Corporation	448,294
		15,136,533
	Health Care — 14.6%
4,620	AbbVie, Inc. (b)	395,980
2,952	Allergan plc	562,858
3,890	AmerisourceBergen Corporation	328,005
2,086	Amgen, Inc.	416,637
1,296	Anthem, Inc.	333,189
4,288	Baxter International, Inc.	357,919
1,135	Becton Dickinson and Company	269,926
2,367	Biogen, Inc. (a)	729,959
6,827	Bristol-Myers Squibb Company	403,203
6,904	Cardinal Health, Inc.	359,836
5,661	Cerner Corporation	392,137
1,800	Cigna Corporation	329,292
1,254	Cooper Companies, Inc.	407,011
6,089	CVS Health Corporation	360,347

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Health Care — 14.6% (Continued)
2,188	Danaher Corporation	$316,341
7,437	DENTSPLY SIRONA, Inc.	366,198
15,524	Elanco Animal Health, Inc. (a)	425,358
3,407	Eli Lilly & Company	429,725
6,032	Gilead Sciences, Inc.	418,380
2,390	HCA Healthcare, Inc.	303,554
7,780	Henry Schein, Inc. (a)(b)	474,113
6,548	Hologic, Inc. (a)	308,542
1,162	Humana, Inc.	371,468
1,671	Insulet Corporation (a)	317,440
4,226	Johnson & Johnson	568,312
2,251	Laboratory Corporation of America Holdings (a)	395,478
2,484	McKesson Corporation (b)	347,412
4,367	Medtronic plc	439,626
4,781	Merck & Company, Inc.	366,033
11,249	Pfizer, Inc.	375,942
3,994	Quest Diagnostics, Inc.	423,604
2,454	ResMed, Inc.	390,088
2,562	STERIS plc	406,384
1,575	Stryker Corporation	300,179
882	Teleflex, Inc.	295,488
1,685	UnitedHealth Group, Inc.	429,608
2,995	Universal Health Services, Inc. - Class B (b)	370,601
2,425	Varian Medical Systems, Inc. (a)	298,202
1,551	Waters Corporation (a)(b)	302,274
2,455	West Pharmaceutical Services, Inc.	369,625
2,368	Zimmer Biomet Holdings, Inc.	322,403
2,636	Zoetis, Inc.	351,194
		16,129,871
	Industrials — 8.3%
3,249	Allegion plc	373,603
1,538	Boeing Company (b)	423,119
6,643	C.H. Robinson Worldwide, Inc. (b)	457,703
4,979	Copart, Inc. (a)	420,626
6,937	Delta Air Lines, Inc.	320,004
2,251	Equifax, Inc. (b)	319,732
2,175	General Dynamics Corporation	347,326
3,567	HEICO Corporation (b)	384,701
1,992	Honeywell International, Inc.	323,043
1,506	Huntington Ingalls Industries, Inc.	309,528
5,507	IHS Markit, Ltd.	392,319
2,850	Ingersoll-Rand plc	367,764
13,127	Johnson Controls International plc	480,054
2,757	L3Harris Technologies, Inc.	545,142
1,127	Lockheed Martin Corporation	416,843
1,160	Northrop Grumman Corporation	381,454
2,449	Raytheon Company	461,783
6,059	Republic Services, Inc.	546,884

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Industrials — 8.3% (Continued)
8,318	Southwest Airlines Company	$384,209
1,036	Teledyne Technologies, Inc. (a)	349,464
4,621	United Airlines Holdings, Inc. (a)	284,607
2,626	Verisk Analytics, Inc.	407,319
4,564	Waste Management, Inc.	505,737
		9,202,964
	Information Technology — 7.0%
1,761	Accenture plc - Class A	318,019
7,447	Amdocs, Ltd.	474,746
4,744	Booz Allen Hamilton Holding Corporation	338,247
3,049	Broadridge Financial Solutions, Inc.	318,194
4,290	Check Point Software Technologies, Ltd. (a)	445,302
5,396	Citrix Systems, Inc.	557,893
8,161	Cognizant Technology Solutions Corporation - Class A	497,250
2,859	Fidelity National Information Services, Inc.	399,459
2,819	Fiserv, Inc. (a)	308,286
2,166	Gartner, Inc. (a)	280,259
2,700	International Business Machines Corporation	351,405
2,890	Jack Henry & Associates, Inc.	438,529
3,317	Leidos Holdings, Inc.	340,490
2,359	Motorola Solutions, Inc. (b)	390,839
7,208	Oracle Corporation	356,508
2,454	Palo Alto Networks, Inc. (a)(b)	453,057
4,215	Paychex, Inc.	326,578
1,209	Tyler Technologies, Inc. (a)	378,840
1,925	Visa, Inc. - Class A (b)	349,888
18,232	Western Union Company (b)	408,214
		7,732,003
	Materials — 5.8%
1,727	Air Products & Chemicals, Inc.	379,266
2,753	Avery Dennison Corporation	315,191
6,037	Ball Corporation (b)	425,367
2,122	Ecolab, Inc.	382,915
4,342	International Flavors & Fragrances, Inc. (b)	520,084
2,058	Linde plc	393,099
2,300	Martin Marietta Materials, Inc.	523,319
45,557	Newmont Corporation	2,033,209
2,957	PPG Industries, Inc.	308,859
4,978	RPM International, Inc.	319,140
651	Sherwin-Williams Company	336,404
4,250	Vulcan Materials Company	511,105
		6,447,958

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Utilities — 16.5%
20,806	AES Corporation	$348,084
11,529	Alliant Energy Corporation	600,891
8,025	Ameren Corporation	633,975
7,326	American Electric Power Company, Inc.	653,919
5,820	American Water Works Company, Inc.	719,701
5,507	Atmos Energy Corporation (b)	568,598
23,829	CenterPoint Energy, Inc.	548,544
10,321	CMS Energy Corporation (b)	623,595
7,948	Consolidated Edison, Inc.	626,461
7,637	Dominion Energy, Inc. (b)	597,061
4,793	DTE Energy Company	535,234
8,031	Duke Energy Corporation	736,443
7,438	Edison International	499,759
5,595	Entergy Corporation	654,111
13,281	Essential Utilities, Inc. (b)	571,216
13,295	Evergy, Inc.	868,828
8,567	Eversource Energy (b)	740,703
13,183	Exelon Corporation	568,319
11,966	FirstEnergy Corporation	532,846
3,038	NextEra Energy, Inc.	767,885
18,234	NiSource, Inc.	492,683
11,343	NRG Energy, Inc.	376,701
6,783	Pinnacle West Capital Corporation	607,011
17,390	PPL Corporation	521,874
10,407	Public Service Enterprise Group, Inc.	533,983
4,077	Sempra Energy	569,883
10,750	Southern Company	648,870
10,824	UGI Corporation	390,097
21,571	Vistra Energy Corporation	414,811
7,923	WEC Energy Group, Inc. (b)	731,530
9,695	Xcel Energy, Inc.	604,192
		18,287,808
	TOTAL COMMON STOCKS (Cost $103,238,465)	110,354,383

	SHORT-TERM INVESTMENTS — 0.2%
	Money Market Funds — 0.2%
183,088	Invesco Government & Agency Portfolio - Institutional Class, 1.50% (c)	183,088
	TOTAL SHORT-TERM INVESTMENTS (Cost $183,088)	183,088

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based U.S. Equity ETF (Continued)

Shares	Security Description	Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 17.0%
	Private Funds — 17.0%
18,884,396	Mount Vernon Liquid Assets Portfolio, LLC, 1.79% (c)	$18,884,396
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $18,884,396)	18,884,396

	Total Investments (Cost $122,305,949) — 116.9%	129,421,867
	Liabilities in Excess of Other Assets — (16.9)%	(18,709,656)
	TOTAL NET ASSETS — 100.0%	$110,712,211

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of February 29, 2020. The total value of securities on loan is $18,087,814.
(c)	Rate shown is the annualized seven-day yield as of February 29, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.4%
	AUSTRALIA — 6.2%
	Communication Services — 0.4%
223,707	Telstra Corporation, Ltd.	$494,726
	Consumer Discretionary — 0.5%
19,950	Wesfarmers, Ltd.	522,871
	Consumer Staples — 1.0%
48,983	Coles Group, Ltd.	448,777
25,855	Woolworths Group, Ltd.	646,795
		1,095,572
	Financials — 1.8%
8,660	ASX, Ltd.	413,963
126,482	Insurance Australia Group, Ltd.	520,284
66,307	QBE Insurance Group, Ltd.	580,992
59,484	Suncorp Group, Ltd.	434,915
		1,950,154
	Health Care — 1.0%
2,722	CSL, Ltd.	543,069
28,192	Sonic Healthcare, Ltd.	523,491
		1,066,560
	Industrials — 0.5%
65,923	Brambles, Ltd.	508,346
	Materials — 0.6%
41,685	Newcrest Mining, Ltd.	706,849
	Utilities — 0.4%
39,148	AGL Energy, Ltd.	483,106
		6,828,184
	AUSTRIA — 0.7%
	Energy — 0.4%
9,261	OMV AG	385,040
	Utilities — 0.3%
7,992	Verbund AG	376,437
		761,477
	BELGIUM — 2.0%
	Communication Services — 0.4%
16,002	Proximus SADP	393,032
	Consumer Staples — 0.2%
4,641	Anheuser-Busch InBev SA/NV	258,618
	Financials — 0.8%
9,064	Ageas	416,974
1,994	Sofina SA	427,550
		844,524
	Health Care — 0.6%
1,658	Galapagos NV (a)	341,118
4,191	UCB SA	384,679
		725,797
		2,221,971

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	CHINA — 2.4%
	Energy — 0.5%
1,012,000	China Petroleum & Chemical Corporation - H-Shares	522,034
	Financials — 1.9%
1,592,000	Agricultural Bank of China, Ltd. - H-Shares	637,368
1,452,000	Bank of China, Ltd. - H-Shares	573,865
651,000	China Construction Bank Corporation - H-Shares	526,277
36,000	Ping An Insurance Group Company of China, Ltd. - H-Shares	400,280
		2,137,790
		2,659,824
	CURACAO — 0.5%
	Financials — 0.5%
3,585	HAL Trust	512,722
		512,722
	DENMARK — 3.1%
	Consumer Staples — 0.4%
3,177	Carlsberg AS - Series B	414,500
	Health Care — 1.5%
3,518	Coloplast AS - Series B	467,884
1,658	Genmab AS (a)	370,928
6,636	GN Store Nord AS	365,786
8,390	Novo Nordisk AS - Series B	488,121
		1,692,719
	Materials — 0.8%
5,373	Chr Hansen Holding AS	379,806
10,560	Novozymes AS - Series B	532,567
		912,373
	Utilities — 0.4%
3,996	Orsted AS	408,461
		3,428,053
	FINLAND — 1.6%
	Energy — 0.4%
12,511	Neste Oyj	490,067
	Financials — 0.5%
13,130	Sampo Oyj - Series A	531,909
	Industrials — 0.3%
5,870	Kone Oyj - Series B	328,844
	Information Technology — 0.4%
108,388	Nokia Oyj	410,159
		1,760,979
	FRANCE — 7.3%
	Communication Services — 1.3%
38,902	Orange SA	520,904
11,951	Publicis Groupe SA	459,204
19,669	Vivendi SA	497,359
		1,477,467

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	FRANCE — 7.3% (Continued)
	Consumer Discretionary — 0.6%
2,426	EssilorLuxottica SA	$328,043
3,893	Sodexo SA	370,925
		698,968
	Consumer Staples — 1.7%
28,267	Carrefour SA	485,777
6,327	Danone SA	442,849
1,289	L’Oreal SA	341,234
3,414	Pernod Ricard SA	549,018
		1,818,878
	Energy — 0.3%
8,677	TOTAL SA	365,811
	Financials — 0.4%
18,256	AXA SA	420,219
	Health Care — 0.3%
4,044	Sanofi	372,830
	Industrials — 1.1%
9,305	Alstom SA	454,738
3,830	Thales SA	382,003
3,294	Vinci SA	329,194
		1,165,935
	Materials — 0.4%
3,584	Air Liquide SA	483,840
	Utilities — 1.2%
33,255	Electricite de France SA	459,901
22,369	Engie SA	369,307
16,846	Veolia Environnement SA	479,823
		1,309,031
		8,112,979
	GERMANY — 9.6%
	Communication Services — 1.1%
43,313	Deutsche Telekom AG	702,052
7,092	Scout24 AG	461,182
		1,163,234
	Consumer Discretionary — 0.6%
1,229	adidas AG	338,243
4,392	Puma SE	333,849
		672,092
	Consumer Staples — 0.5%
5,413	Beiersdorf AG	564,269
	Financials — 1.8%
2,239	Allianz SE	479,099
3,588	Deutsche Boerse AG	559,855
2,911	Hannover Rueck SE	514,814
1,923	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	487,314
		2,041,082

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	GERMANY — 9.6% (Continued)
	Health Care — 0.7%
3,728	Merck KGaA	$446,564
8,743	Siemens Healthineers AG	352,027
		798,591
	Industrials — 0.9%
28,408	Deutsche Lufthansa AG	364,785
12,597	Deutsche Post AG	375,266
1,173	MTU Aero Engines AG	284,369
		1,024,420
	Information Technology — 0.3%
3,077	SAP SE	377,066
	Materials — 0.3%
3,637	Symrise AG	352,126
	Real Estate — 2.3%
22,473	Deutsche Wohnen SE	900,037
6,261	LEG Immobilien AG	743,449
15,829	Vonovia SE	844,683
		2,488,169
	Utilities — 1.1%
56,834	E.ON SE	651,141
15,915	RWE AG	544,736
		1,195,877
		10,676,926
	HONG KONG — 1.4%
	Industrials — 1.4%
17,800	Jardine Matheson Holdings, Ltd.	968,320
22,100	Jardine Strategic Holdings, Ltd.	634,491
		1,602,811
	IRELAND — 0.8%
	Consumer Staples — 0.5%
4,631	Kerry Group plc - Series A	584,998
	Industrials — 0.3%
10,384	Experian plc	343,657
		928,655
	ITALY — 2.9%
	Communication Services — 0.4%
748,577	Telecom Italia SpA/Milano (a)	411,221
	Energy — 0.4%
34,107	Eni SpA	418,034
	Financials — 0.9%
27,736	Assicurazioni Generali SpA	495,389
55,503	Mediobanca Banca di Credito Finanziario SpA	499,324
		994,713

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	ITALY — 2.9% (Continued)
	Utilities — 1.2%
59,176	Enel SpA	$492,456
87,334	Snam SpA	428,914
67,140	Terna Rete Elettrica Nazionale SpA	441,764
		1,363,134
		3,187,102
	JAPAN — 31.0%
	Communication Services — 4.2%
26,900	KDDI Corporation	762,622
1,100	Nintendo Company, Ltd.	369,879
53,400	Nippon Telegraph & Telephone Corporation	1,252,262
30,200	NTT DOCOMO, Inc.	819,640
112,000	Softbank Corporation (b)	1,466,648
		4,671,051
	Consumer Discretionary — 4.3%
11,100	Bandai Namco Holdings, Inc.	552,608
16,800	Bridgestone Corporation	561,635
1,000	Fast Retailing Company, Ltd.	495,434
4,500	Nitori Holdings Company, Ltd.	624,322
5,600	Oriental Land Company, Ltd.	636,758
37,700	Sekisui House, Ltd.	739,915
3,100	Shimano, Inc.	434,543
31,500	Subaru Corporation	764,977
		4,810,192
	Consumer Staples — 4.2%
31,700	Ajinomoto Company, Inc.	532,521
11,800	Asahi Group Holdings, Ltd.	453,993
28,300	Japan Tobacco, Inc.	562,510
6,100	Kao Corporation	444,952
24,100	Kirin Holdings Company, Ltd.	463,612
10,400	MEIJI Holdings Company, Ltd.	620,924
14,200	Seven & i Holdings Company, Ltd.	486,564
8,800	Shiseido Company, Ltd.	523,603
17,600	Unicharm Corporation	570,758
		4,659,437
	Financials — 3.9%
96,600	Japan Post Holdings Company, Ltd.	842,457
552,800	Mizuho Financial Group, Inc.	756,439
18,800	MS&AD Insurance Group Holdings, Inc.	607,059
29,200	ORIX Corporation	471,575
136,600	Resona Holdings, Inc.	518,210
15,100	Sompo Holdings, Inc.	562,199
11,200	Tokio Marine Holdings, Inc.	602,338
		4,360,277
	Health Care — 3.1%
8,100	Chugai Pharmacuetical Company, Ltd.	879,724
37,000	Olympus Corporation	673,009
8,600	Shionogi & Company, Ltd	466,018

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	JAPAN — 31.0% (Continued)
	Health Care — 3.1% (Continued)
6,200	Sysmex Corporation	$397,699
16,812	Takeda Pharmaceutical Company, Ltd.	586,507
12,700	Terumo Corporation	409,499
		3,412,456
	Industrials — 6.1%
22,000	ANA Holdings, Inc. (b)	593,010
2,300	Central Japan Railway Company	379,122
6,200	East Japan Railway Company	478,170
11,100	Hankyu Hanshin Holdings, Inc.	365,318
28,900	ITOCHU Corporation	659,503
23,500	Japan Airlines Company, Ltd.	583,442
10,000	Kintetsu Group Holdings Company, Ltd.	432,485
24,200	Mitsubishi Corporation	603,514
16,500	Mitsubishi Heavy Industries, Ltd.	523,001
6,600	Secom Company, Ltd.	524,683
29,700	Tokyu Corporation	455,970
23,800	Toshiba Corporation	645,390
7,100	West Japan Railway Company	501,439
		6,745,047
	Information Technology — 2.5%
20,200	Canon, Inc.	511,906
12,700	FUJIFILM Holdings Corporation	621,312
6,900	Fujitsu, Ltd.	717,092
10,400	NEC Corporation	389,524
3,900	Obic Company, Ltd.	480,517
		2,720,351
	Materials — 0.5%
12,100	Nippon Paint Holdings Company, Ltd.	552,473
	Real Estate — 1.1%
21,000	Mitsubishi Estate Company, Ltd.	359,004
17,300	Mitsui Fudosan Company, Ltd.	397,355
16,400	Sumitomo Realty & Development Company, Ltd.	512,685
		1,269,044
	Utilities — 1.1%
29,300	Chubu Electric Power Company, Inc.	382,327
36,600	Kansai Electric Power Company, Inc.	395,130
24,200	Tokyo Gas Company, Ltd.	489,766
		1,267,223
		34,467,551
	LUXEMBOURG — 0.7%
	Real Estate — 0.7%
95,245	Aroundtown SA	818,983
		818,983
	NETHERLANDS — 2.5%
	Communication Services — 0.4%
206,168	Koninklijke KPN NV	498,452

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	NETHERLANDS — 2.5% (Continued)
	Consumer Staples — 0.8%
4,185	Heineken NV	$414,744
19,357	Koninklijke Ahold Delhaize NV	450,346
		865,090
	Energy — 0.3%
17,245	Royal Dutch Shell plc - Class A	365,958
	Health Care — 0.3%
7,613	Koninklijke Philips NV	323,797
	Industrials — 0.4%
5,739	Wolters Kluwer NV	418,084
	Materials — 0.3%
3,867	Akzo Nobel NV	306,473
		2,777,854
	NORWAY — 1.2%
	Communication Services — 0.4%
25,505	Telenor ASA	404,852
	Consumer Staples — 0.8%
20,502	Mowi ASA	428,469
56,499	Orkla ASA	472,545
		901,014
		1,305,866
	PORTUGAL — 0.8%
	Consumer Staples — 0.4%
23,670	Jeronimo Martins SGPS SA	413,537
	Utilities — 0.4%
96,877	EDP - Energias de Portugal SA	449,071
		862,608
	SINGAPORE — 2.2%
	Communication Services — 0.8%
421,900	Singapore Telecommunications, Ltd.	906,857
	Consumer Staples — 0.5%
189,300	Wilmar International, Ltd.	538,455
	Financials — 0.5%
70,900	Oversea-Chinese Banking Corporation, Ltd.	538,468
	Real Estate — 0.4%
197,500	CapitaLand, Ltd.	499,516
		2,483,296
	SPAIN — 4.0%
	Communication Services — 0.8%
10,436	Cellnex Telecom SA	502,902
64,902	Telefonica SA	382,125
		885,027
	Health Care — 0.3%
12,155	Grifols SA	387,200

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	SPAIN — 4.0% (Continued)
	Industrials — 0.7%
2,319	Aena SME SA	$369,361
14,434	Ferrovial SA	410,330
		779,691
	Utilities — 2.2%
52,975	EDP Renovaveis SA	709,926
64,311	Iberdrola SA	729,033
18,879	Naturgy Energy Group SA	436,114
28,049	Red Electrica Corporation SA	534,409
		2,409,482
		4,461,400
	SWEDEN — 2.7%
	Communication Services — 0.4%
109,803	Telia Company AB	429,581
	Consumer Discretionary — 0.3%
19,909	Hennes & Mauritz AB - Series B	355,997
	Financials — 1.1%
6,227	Investor AB - Series B	306,562
46,301	Skandinaviska Enskilda Banken AB - Series A	436,691
48,593	Svenska Handelsbanken AB - Series A	483,569
		1,226,822
	Industrials — 0.9%
14,046	Assa Abloy AB - Series B	311,341
31,303	Epiroc AB - Series A	356,938
15,391	Skanska AB - Series B	331,629
		999,908
		3,012,308
	SWITZERLAND — 4.8%
	Consumer Staples — 1.2%
9	Chocoladefabriken Lindt & Spruengli AG	778,244
5,845	Nestle SA	596,909
		1,375,153
	Financials — 1.8%
451	Partners Group Holding AG	387,190
1,112	Swiss Life Holding AG	503,872
5,825	Swiss Re AG	551,478
1,406	Zurich Insurance Group AG	538,752
		1,981,292
	Health Care — 0.9%
5,491	Novartis AG	460,916
1,598	Roche Holding AG	511,287
		972,203
	Industrials — 0.4%
938	Geberit AG	464,179
	Materials — 0.5%
179	Givaudan SA	555,891
		5,348,718

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	UNITED KINGDOM — 10.7%
	Communication Services — 0.6%
31,475	Informa plc	$274,346
211,602	Vodafone Group plc	363,148
		637,494
	Consumer Discretionary — 0.9%
20,276	Compass Group plc	442,995
5,599	InterContinental Hotels Group plc	307,663
5,087	Whitbread plc	253,018
		1,003,676
	Consumer Staples — 2.6%
8,340	Associated British Foods plc	240,218
8,970	British American Tobacco plc	350,883
11,182	Diageo plc	394,991
19,796	Imperial Brands plc	393,139
5,570	Reckitt Benckiser Group plc	407,025
11,416	Unilever NV	597,090
9,570	Unilever plc	509,732
		2,893,078
	Energy — 0.4%
81,534	BP plc	412,565
	Financials — 0.9%
65,058	HSBC Holdings plc	435,354
2,865	London Stock Exchange Group plc	277,242
51,636	RSA Insurance Group plc	342,173
		1,054,769
	Health Care — 1.1%
4,902	AstraZeneca plc	425,395
18,766	GlaxoSmithKline plc	374,457
18,344	Smith & Nephew plc	407,462
		1,207,314
	Industrials — 2.2%
54,394	BAE Systems plc	422,702
13,912	Bunzl plc	332,296
4,222	Ferguson plc	363,473
4,118	Intertek Group plc	277,198
15,245	RELX plc	363,649
63,450	Rentokil Initial plc	392,257
2,876	Spirax-Sarco Engineering plc	308,392
		2,459,967
	Information Technology — 0.2%
29,185	Sage Group plc	254,162
	Materials — 0.6%
7,251	Croda International plc	421,779
5,679	Rio Tinto plc	261,717
		683,496

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	UNITED KINGDOM — 10.7% (Continued)
	Utilities — 1.2%
30,677	National Grid plc	$385,098
9,364	11671802	294,831
18,126	SSE plc	354,000
23,824	United Utilities Group plc	287,324
		1,321,253
		11,927,774
	UNITED STATES — 0.3%
	Consumer Discretionary — 0.3%
10,929	Carnival plc	339,917
		339,917
	TOTAL COMMON STOCKS (Cost $111,854,405)	110,487,958

	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
87,267	Invesco Government & Agency Portfolio - Institutional Class, 1.50% (c)	87,267
	TOTAL SHORT-TERM INVESTMENTS (Cost $87,267)	87,267

Principal Amount
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 1.1%
	Repurchase Agreements — 1.1%
$273,256	Citigroup Global Markets, Inc. - 1.61%, dated 2/28/2020, matures 3/02/2020, repurchase price $273,268 (collateralized by various U.S. government obligations: Total Value $278,721)	273,256
80,954	Daiwa Capital Markets America, Inc. - 1.61%, dated 2/28/2020, matures 3/02/2020, repurchase price $80,958 (collateralized by various U.S. government obligations: Total Value $82,573	80,954
273,256	Deutsche Bank Securities, Inc. - 1.61%, dated 2/28/2020, matures 3/02/2020, repurchase price $273,268 (collateralized by various U.S. government obligations: Total Value $278,721)	273,256
273,256	HSBC Securities USA, Inc. - 1.60%, dated 2/28/2020, matures 3/02/2020, repurchase price $273,268 (collateralized by various U.S. government obligations: Total Value $278,721)	273,256
273,256	RBC Dominion Securities, Inc. - 1.61%, dated 2/28/2020, matures 3/02/2020, repurchase price $273,268 (collateralized by various U.S. government obligations: Total Value $278,721)	273,256
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (d) (Cost $1,173,978)	1,173,978

	Total Investments (Cost $113,115,650) — 100.6%	111,749,203
	Liabilities in Excess of Other Assets — (0.6)%	(662,350)
	TOTAL NET ASSETS — 100.0%	$111,086,853

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of February 29, 2020. The total value of securities on loan is $1,756,908.
(c)	Rate shown is the annualized seven-day yield as of February 29, 2020.
(d)

Investments purchased with cash proceeds from securities lending collateral. As of February 29, 2020, total cash collateral has a value of $1,173,978. In addition, total non-cash collateral has a value of $692,042.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 99.7%
	Communication Services — 9.8%
3,006	Activision Blizzard, Inc.	$174,739
4,145	Altice USA, Inc. - Class A (a)	107,190
29,720	AT&T, Inc.	1,046,738
20	Cable One, Inc.	31,460
23,288	CenturyLink, Inc. (b)	281,086
601	Charter Communications, Inc. - Class A (a)(b)	296,395
17,860	Comcast Corporation - Class A (b)	722,081
5,483	Discovery, Inc. - Class C (a)	137,623
955	DISH Network Corporation - Class A (a)	32,012
1,136	Electronic Arts, Inc. (a)	115,156
8,200	Facebook, Inc. - Class A (a)	1,578,255
10,365	Fox Corporation - Class A	318,620
6,647	Fox Corporation - Class B	202,401
381	GCI Liberty, Inc. - Class A (a)(b)	26,331
309	IAC/InterActiveCorporation (a)	63,017
1,525	Interpublic Group of Companies, Inc. (b)	32,574
588	Liberty Broadband Corporation - Class C (a)	74,023
1,646	Liberty Global plc - Class C (a)	30,599
781	Liberty Media Corporation-Liberty Formula One - Class C (a)(b)	30,506
612	Liberty Media Corporation-Liberty SiriusXM - Class C (a)	27,307
349	Netflix, Inc. (a)(b)	128,791
855	Omnicom Group, Inc. (b)	59,234
7,061	Roku, Inc. (a)(b)	802,624
4,411	Sirius XM Holdings, Inc. (b)	27,966
77,100	Snap, Inc. - Class A (a)(b)	1,092,507
469	Spotify Technology SA (a)	64,309
443	Take-Two Interactive Software, Inc. (a)	47,614
17,738	Twitter, Inc. (a)	588,902
20,618	Verizon Communications, Inc.	1,116,671
1,300	ViacomCBS, Inc. - Class B	31,993
7,128	Walt Disney Company	838,609
		10,127,333
	Consumer Discretionary — 16.1%
4,969	Advance Auto Parts, Inc.	660,778
71	Amazon.com, Inc. (a)	133,746
1,003	Aptiv plc	78,344
975	Aramark	33,872
333	Autoliv, Inc.	22,221
1,384	AutoZone, Inc. (a)	1,428,993
909	Best Buy Company, Inc.	68,766
166	Booking Holdings, Inc. (a)	281,480
811	BorgWarner, Inc.	25,628
228	Bright Horizons Family Solutions, Inc. (a)	35,830
487	Burlington Stores, Inc. (a)	105,319
648	CarMax, Inc. (a)(b)	56,577
1,591	Carnival Corporation (b)	53,235
1,968	Chipotle Mexican Grill, Inc. (a)	1,522,404
1,362	D.R. Horton, Inc.	72,554

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Consumer Discretionary — 16.1% (Continued)
485	Darden Restaurants, Inc.	$47,288
1,016	Dollar General Corporation	152,705
7,693	Dollar Tree, Inc. (a)	638,749
1,079	Domino’s Pizza, Inc.	366,277
327	Dunkin’ Brands Group, Inc.	21,752
3,067	eBay, Inc.	106,241
4,831	Expedia Group, Inc.	476,433
216	Five Below, Inc. (a)	20,941
15,306	Ford Motor Company (b)	106,530
580	Garmin, Ltd.	51,266
4,966	General Motors Company	151,463
1,000	Gentex Corporation	26,700
559	Genuine Parts Company (b)	48,767
1,549	Hasbro, Inc.	119,660
1,099	Hilton Worldwide Holdings, Inc. (b)	106,823
6,046	Kohl’s Corporation (b)	236,701
1,467	Las Vegas Sands Corporation	85,541
239	Lear Corporation (b)	26,577
515	Leggett & Platt, Inc.	20,425
1,088	Lennar Corporation - Class A	65,650
1,123	LKQ Corporation (a)	33,218
2,801	Lowe’s Companies, Inc.	298,503
2,711	Lululemon Athletica, Inc. (a)	589,398
2,980	McDonald’s Corporation	578,627
197	MercadoLibre, Inc. (a)(b)	121,358
1,012	Mohawk Industries, Inc. (a)	122,604
27,170	Newell Brands, Inc.	419,233
1,633	NIKE, Inc. - Class B	145,958
834	Norwegian Cruise Line Holdings, Ltd. (a)	31,075
164	NVR, Inc. (a)	601,417
294	O’Reilly Automotive, Inc. (a)	108,404
324	Planet Fitness, Inc. - Class A (a)	21,867
154	Pool Corporation	32,488
1,009	PulteGroup, Inc.	40,562
290	PVH Corporation	21,492
1,024	Ross Stores, Inc.	111,391
124	Royal Caribbean Cruises, Ltd.	9,971
704	Service Corporation International (b)	33,644
4,517	Starbucks Corporation	354,268
1,088	Tapestry, Inc.	25,514
3,063	Target Corporation	315,489
4,378	Tesla, Inc. (a)(b)	2,924,460
4,417	TJX Companies, Inc.	264,137
466	Tractor Supply Company	41,246
4,543	Ulta Beauty, Inc. (a)(b)	1,167,959
1,307	V.F. Corporation	94,104
158	Vail Resorts, Inc. (b)	33,592
248	Whirlpool Corporation (b)	31,709

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Consumer Discretionary — 16.1% (Continued)
604	Wynn Resorts, Ltd.	$65,220
11,200	Yum China Holdings, Inc.	490,448
1,196	Yum! Brands, Inc.	106,743
		16,692,335
	Consumer Staples — 15.6%
1,191	Brown-Forman Corporation - Class B	73,139
8,975	Bunge, Ltd.	421,376
15,119	Campbell Soup Company (b)	682,169
7,548	Church & Dwight Company, Inc.	524,737
7,157	Clorox Company (b)	1,140,969
15,209	Coca-Cola Company	813,530
2,681	Coca-Cola European Partners plc	136,624
3,379	Colgate-Palmolive Company	228,319
10,021	Conagra Brands, Inc.	267,460
1,015	Constellation Brands, Inc. - Class A	174,966
1,723	Costco Wholesale Corporation	484,404
872	Estee Lauder Companies, Inc. - Class A	160,099
17,048	General Mills, Inc.	835,352
4,657	Hershey Company	670,561
1,091	Hormel Foods Corporation (b)	45,386
8,656	JM Smucker Company (b)	891,481
9,007	Kellogg Company	544,653
13,872	Keurig Dr Pepper, Inc. (b)	386,751
2,000	Kimberly-Clark Corporation	262,380
50,091	Kraft Heinz Company (b)	1,240,755
59,955	Kroger Company	1,686,534
11,490	Lamb Weston Holdings, Inc.	998,367
885	McCormick & Company, Inc.	129,378
1,070	Molson Coors Brewing Company - Class B (b)	53,083
5,615	Mondelez International, Inc. - Class A	296,472
1,532	Monster Beverage Corporation (a)	95,612
5,509	PepsiCo, Inc.	727,353
259	Post Holdings, Inc. (a)(b)	26,226
9,990	Procter & Gamble Company	1,131,168
1,923	Sysco Corporation	128,168
8,500	Tyson Foods, Inc. - Class A	576,555
4,237	US Foods Holding Corporation (a)	142,533
2,947	Walgreens Boots Alliance, Inc.	134,855
		16,111,415
	Energy — 2.2%
1,485	Apache Corporation (b)	37,006
10,373	Baker Hughes Company	166,901
20,122	Cabot Oil & Gas Corporation (b)	280,299
921	Cheniere Energy, Inc. (a)	47,238
4,146	Chevron Corporation	386,987
788	Concho Resources, Inc. (b)	53,600
4,340	ConocoPhillips	210,143
1,464	Devon Energy Corporation	23,775

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Energy — 2.2% (Continued)
632	Diamondback Energy, Inc.	$39,184
2,293	EOG Resources, Inc. (b)	145,055
3,223	Halliburton Company	54,662
586	HollyFrontier Corporation	19,736
7,698	Kinder Morgan, Inc.	147,571
3,159	Marathon Oil Corporation	26,157
3,503	National Oilwell Varco, Inc. (b)	65,541
1,870	Noble Energy, Inc.	29,602
3,501	Occidental Petroleum Corporation (b)	114,623
1,626	ONEOK, Inc. (b)	108,487
649	Pioneer Natural Resources Company	79,684
5,473	Schlumberger, Ltd.	148,264
899	Targa Resources Corporation (b)	29,128
4,792	Williams Companies, Inc.	91,288
		2,304,931
	Financials — 8.8%
2,743	Aflac, Inc.	117,538
19,304	AGNC Investment Corporation	328,940
56	Alleghany Corporation	37,646
1,251	Allstate Corporation	131,668
209	American Financial Group, Inc.	19,316
3,443	American International Group, Inc. (b)	145,157
87,098	Annaly Capital Management, Inc.	771,688
918	Aon plc	190,944
1,549	Arch Capital Group, Ltd. (a)	62,626
589	Arthur J. Gallagher & Company	57,422
238	Assurant, Inc.	28,700
565	Athene Holding, Ltd. - Class A (a)	23,306
5,773	Bank of America Corporation	164,531
3,324	Bank of New York Mellon Corporation	132,628
930	Brown & Brown, Inc.	39,999
8,717	Cboe Global Markets, Inc.	993,739
4,111	Charles Schwab Corporation (b)	167,523
1,533	Chubb, Ltd.	222,331
631	Cincinnati Financial Corporation	58,834
1,715	Citizens Financial Group, Inc.	54,348
1,626	CME Group, Inc.	323,281
566	Comerica, Inc. (b)	29,794
401	Commerce Bancshares, Inc./MO (b)	24,477
193	Credicorp, Ltd.	34,985
781	E*TRADE Financial Corporation	35,754
573	East West Bancorp, Inc.	22,198
2,250	Everest Re Group, Ltd.	557,729
61	FactSet Research Systems, Inc. (b)	16,225
1,042	Fidelity National Financial, Inc.	40,388
2,800	Fifth Third Bancorp	68,320
428	First American Financial Corporation	24,439
661	First Republic Bank/CA	66,477

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Financials — 8.8% (Continued)
113	Goldman Sachs Group, Inc.	$22,687
1,423	Hartford Financial Services Group, Inc.	71,079
4,041	Huntington Bancshares, Inc. (b)	49,583
2,180	Intercontinental Exchange, Inc.	194,500
1,764	Invesco, Ltd. (b)	25,402
1,564	JPMorgan Chase & Company	181,596
3,882	KeyCorporation	63,471
499	M&T Bank Corporation	70,050
59	Markel Corporation (a)	69,714
2,892	MarketAxess Holdings, Inc.	937,962
1,814	Marsh & McLennan Companies, Inc.	189,672
1,778	MetLife, Inc.	75,956
452	Nasdaq, Inc.	46,353
1,126	Old Republic International Corporation	22,205
1,742	People’s United Financial, Inc. (b)	24,371
1,583	PNC Financial Services Group, Inc.	200,091
2,307	Progressive Corporation	168,780
3,801	Regions Financial Corporation	51,390
247	Reinsurance Group of America, Inc.	30,141
789	RenaissanceRe Holdings, Ltd.	134,446
209	Signature Bank	26,146
1,360	State Street Corporation	92,630
2,344	Synchrony Financial	68,210
995	Travelers Companies, Inc.	119,211
3,012	Truist Financial Corporation	138,974
5,651	U.S. Bancorp	262,431
15,221	Wells Fargo & Company	621,777
506	Willis Towers Watson plc	95,761
562	W.R. Berkley Corporation	37,733
666	Zions Bancorporation	26,607
		9,111,880
	Health Care — 16.3%
5,849	AbbVie, Inc. (b)	501,318
1,519	ABIOMED, Inc. (a)(b)	228,245
484	Alexion Pharmaceuticals, Inc. (a)	45,511
285	Align Technology, Inc. (a)	62,230
2,393	Alnylam Pharmaceuticals, Inc. (a)(b)	281,560
589	AmerisourceBergen Corporation	49,664
1,116	Amgen, Inc.	222,899
1,003	Anthem, Inc.	257,861
360	Baxter International, Inc.	30,049
227	Becton Dickinson and Company	53,985
5,278	Biogen, Inc. (a)	1,627,682
706	BioMarin Pharmaceutical, Inc. (a)	63,801
85	Bio-Rad Laboratories, Inc. - Class A (a)	29,922
9,261	Bristol-Myers Squibb Company	546,955
1,152	Cardinal Health, Inc.	60,042
576	Catalent, Inc. (a)	29,681

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Health Care — 16.3% (Continued)
1,592	Centene Corporation (a)	$84,408
1,200	Cerner Corporation	83,124
63	Chemed Corporation	26,310
1,475	Cigna Corporation	269,837
195	Cooper Companies, Inc.	63,291
5,139	CVS Health Corporation	304,126
346	DaVita, Inc. (a)	26,857
12,034	DENTSPLY SIRONA, Inc.	592,554
7,196	DexCom, Inc. (a)	1,986,097
263	Edwards Lifesciences Corporation (a)	53,873
1,474	Elanco Animal Health, Inc. (a)	40,388
3,338	Eli Lilly & Company	421,022
385	Encompass Health Corporation	28,813
573	Exact Sciences Corporation (a)(b)	46,384
4,989	Gilead Sciences, Inc.	346,037
199	Haemonetics Corporation (a)	21,558
1,053	HCA Healthcare, Inc.	133,742
573	Henry Schein, Inc. (a)(b)	34,919
2,776	Humana, Inc.	887,432
210	ICON plc (a)	32,773
720	Incyte Corporation (a)	54,295
527	Insulet Corporation (a)	100,114
2,060	Ionis Pharmaceuticals, Inc. (a)	104,607
4,330	Jazz Pharmaceuticals plc (a)	496,131
10,558	Johnson & Johnson	1,419,840
383	Laboratory Corporation of America Holdings (a)	67,289
712	McKesson Corporation	99,580
5,300	Medtronic plc	533,551
10,073	Merck & Company, Inc.	771,189
906	Molina Healthcare, Inc. (a)	111,030
2,032	Mylan NV (a)	34,930
6,534	Neurocrine Biosciences, Inc. (a)	618,770
316	Novocure, Ltd. (a)(b)	22,989
519	Perrigo Company plc (b)	26,308
21,894	Pfizer, Inc.	731,697
531	Quest Diagnostics, Inc.	56,318
324	Regeneron Pharmaceuticals, Inc. (a)	144,041
565	ResMed, Inc.	89,812
4,031	Sage Therapeutics, Inc. (a)(b)	189,457
2,197	Sarepta Therapeutics, Inc. (a)(b)	251,491
472	Seattle Genetics, Inc. (a)(b)	53,742
333	STERIS plc	52,820
95	Stryker Corporation	18,106
183	Teleflex, Inc.	61,309
3,726	UnitedHealth Group, Inc.	949,981
308	Universal Health Services, Inc. - Class B (b)	38,112
359	Varian Medical Systems, Inc. (a)	44,146
255	Waters Corporation (a)(b)	49,696

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Health Care — 16.3% (Continued)
290	West Pharmaceutical Services, Inc.	$43,662
814	Zimmer Biomet Holdings, Inc.	110,826
		16,920,789
	Industrials — 4.4%
83	3M Company	12,387
478	AerCap Holdings NV (a)(b)	24,894
486	Alaska Air Group, Inc. (b)	24,524
366	Allegion plc	42,086
531	AO Smith Corporation	21,001
1,544	Arconic, Inc.	45,316
222	Carlisle Companies, Inc.	32,254
530	C.H. Robinson Worldwide, Inc. (b)	36,517
817	Copart, Inc. (a)	69,020
143	CoStar Group, Inc. (a)(b)	95,465
1,258	CSX Corporation (b)	88,626
349	Cummins, Inc.	52,800
477	Equifax, Inc. (b)	67,753
2,217	Fastenal Company	75,866
116,023	General Electric Company	1,262,330
644	HD Supply Holdings, Inc. (a)	24,485
312	HEICO Corporation - Class A	27,559
312	Hexcel Corporation (b)	20,165
9,219	IAA, Inc. (a)	393,836
335	JB Hunt Transport Services, Inc. (b)	32,307
3,046	Johnson Controls International plc	111,393
391	Kansas City Southern (b)	58,916
149	Lennox International, Inc.	33,991
1,126	Masco Corporation	46,527
1,714	Middleby Corporation (a)	191,643
18,788	Nielsen Holdings plc	342,130
231	Norfolk Southern Corporation	42,123
282	Old Dominion Freight Line, Inc.	54,652
425	Owens Corning	24,008
610	PACCAR, Inc.	40,809
831	Republic Services, Inc.	75,006
215	Snap-on, Inc. (b)	31,121
1,864	Southwest Airlines Company	86,098
407	Spirit AeroSystems Holdings, Inc. - Class A	21,506
51	Teledyne Technologies, Inc. (a)	17,203
417	Toro Company	29,786
2,127	W.W. Grainger, Inc.	590,327
1,659	Waste Management, Inc.	183,834
709	Westinghouse Air Brake Technologies Corporation	48,708
710	Xylem, Inc. (b)	54,912
		4,533,884
	Information Technology — 6.3%
1,898	Advanced Micro Devices, Inc. (a)	86,321
538	Amdocs, Ltd.	34,298

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Information Technology — 6.3% (Continued)
3,430	Apple, Inc.	$937,625
231	Arista Networks, Inc. (a)(b)	44,611
473	Atlassian Corporation plc - Class A (a)	68,566
565	Black Knight, Inc. (a)(b)	37,691
543	Booz Allen Hamilton Holding Corporation	38,716
1,529	Broadcom, Inc.	416,836
451	Broadridge Financial Solutions, Inc.	47,066
479	CDK Global, Inc.	22,044
481	CDW Corporation (b)	54,940
480	Check Point Software Technologies, Ltd. (a)(b)	49,824
2,133	Ciena Corporation (a)	82,014
490	Citrix Systems, Inc.	50,661
2,160	Cognizant Technology Solutions Corporation - Class A	131,608
843	Dell Technologies, Inc. - Class C (a)(b)	34,108
566	DocuSign, Inc. (a)	48,851
1,006	DXC Technology Company	24,255
206	Euronet Worldwide, Inc. (a)	25,552
172	F5 Networks, Inc. (a)	20,631
348	Fidelity National Information Services, Inc.	48,623
1,025	Fiserv, Inc. (a)	112,094
338	FleetCor Technologies, Inc. (a)	89,837
526	FLIR Systems, Inc.	22,339
579	Fortinet, Inc. (a)	59,093
344	Gartner, Inc. (a)	44,510
745	Genpact, Ltd.	28,653
673	GoDaddy, Inc. - Class A (a)	47,097
326	Guidewire Software, Inc. (a)(b)	35,733
4,193	HP, Inc.	87,172
1,037	Intel Corporation (b)	57,574
3,292	International Business Machines Corporation	428,453
303	Jack Henry & Associates, Inc.	45,977
1,311	Juniper Networks, Inc. (b)	27,819
182	MongoDB, Inc. (a)(b)	27,755
901	NetApp, Inc. (b)	42,095
42,513	NortonLifeLock, Inc.	809,021
1,102	NXP Semiconductors NV	125,286
416	Okta, Inc. (a)	53,273
2,677	Oracle Corporation	132,404
3,788	Pagseguro Digital, Ltd. - Class A (a)(b)	118,830
376	Palo Alto Networks, Inc. (a)(b)	69,417
220	Proofpoint, Inc. (a)	23,463
458	Qorvo, Inc. (a)(b)	46,066
10,620	QUALCOMM, Inc.	831,547
90	RingCentral, Inc. - Class A (a)(b)	21,218
1,070	Sabre Corporation	14,568
909	Seagate Technology plc (b)	43,587
605	Splunk, Inc. (a)	89,135
864	SS&C Technologies Holdings, Inc.	47,952

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Information Technology — 6.3% (Continued)
661	Teradyne, Inc.	$38,840
566	Trade Desk, Inc. - Class A (a)(b)	162,584
152	Tyler Technologies, Inc. (a)	47,629
170	Universal Display Corporation	26,994
292	VeriSign, Inc. (a)	55,407
307	VMware, Inc. - Class A (a)(b)	37,000
1,147	Western Digital Corporation	63,727
1,649	Western Union Company (b)	36,921
197	Wix.com, Ltd. (a)	26,404
87	Workday, Inc. - Class A (a)	15,073
722	Xerox Holdings Corporation	23,248
994	Xilinx, Inc.	82,989
212	Zebra Technologies Corporation - Class A (a)	44,726
		6,548,351
	Materials — 3.8%
418	Albemarle Corporation (b)	34,213
251	AptarGroup, Inc.	25,369
329	Avery Dennison Corporation	37,667
1,282	Ball Corporation (b)	90,329
2,960	Corteva, Inc.	80,512
527	Crown Holdings, Inc. (a)	37,154
2,925	DuPont de Nemours, Inc.	125,483
97	Ecolab, Inc.	17,504
161	FMC Corporation	14,989
1,246	International Flavors & Fragrances, Inc. (b)	149,246
2,122	Linde plc	405,322
698	LyondellBasell Industries NV - Class A	49,879
246	Martin Marietta Materials, Inc.	55,972
1,361	Mosaic Company	23,178
41,427	Newmont Corporation	1,848,888
935	PPG Industries, Inc.	97,661
254	Reliance Steel & Aluminum Company	25,982
5,166	Royal Gold, Inc.	498,364
507	RPM International, Inc.	32,504
608	Sealed Air Corporation	18,428
328	Sherwin-Williams Company	169,494
811	Steel Dynamics, Inc.	21,597
523	Vulcan Materials Company	62,896
		3,922,631
	Real Estate — 7.6%
451	Alexandria Real Estate Equities, Inc.	68,498
3,189	American Tower Corporation	723,265
552	AvalonBay Communities, Inc.	110,726
611	Boston Properties, Inc.	78,782
379	Camden Property Trust	40,166
3,160	Crown Castle International Corporation (b)	452,796
1,339	Digital Realty Trust, Inc. (b)	160,827
1,453	Duke Realty Corporation	47,179

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Real Estate — 7.6% (Continued)
336	Equinix, Inc.	$192,461
671	Equity LifeStyle Properties, Inc.	45,849
1,448	Equity Residential	108,745
262	Essex Property Trust, Inc.	74,240
9,984	Extra Space Storage, Inc. (b)	1,001,995
297	Federal Realty Investment Trust	34,553
22,538	Healthpeak Properties, Inc. (b)	713,102
2,808	Host Hotels & Resorts, Inc. (b)	40,660
1,896	Invitation Homes, Inc.	54,396
1,127	Iron Mountain, Inc. (b)	34,272
203	Jones Lang LaSalle, Inc. (b)	29,997
1,622	Kimco Realty Corporation	28,142
2,030	Medical Properties Trust, Inc. (b)	42,894
449	Mid-America Apartment Communities, Inc.	58,038
675	National Retail Properties, Inc.	34,324
857	Omega Healthcare Investors, Inc.	33,937
2,482	Prologis, Inc.	209,183
6,773	Public Storage (b)	1,416,371
1,288	Realty Income Corporation	93,238
655	Regency Centers Corporation	37,623
546	SBA Communications Corporation	144,739
1,175	Simon Property Group, Inc. (b)	144,619
316	SL Green Realty Corporation	24,787
359	Sun Communities, Inc.	54,884
1,147	UDR, Inc.	51,592
15,975	Ventas, Inc.	858,977
4,205	VEREIT, Inc.	36,415
1,823	VICI Properties, Inc. (b)	45,684
685	Vornado Realty Trust	36,702
5,071	Welltower, Inc.	379,412
2,941	Weyerhaeuser Company (b)	76,407
801	W.P. Carey, Inc. (b)	62,005
		7,882,482
	Utilities — 8.8%
3,842	American Water Works Company, Inc.	475,102
1,132	Atmos Energy Corporation (b)	116,879
2,100	CenterPoint Energy, Inc.	48,342
1,443	CMS Energy Corporation (b)	87,186
18,011	Consolidated Edison, Inc.	1,419,626
5,759	Dominion Energy, Inc. (b)	450,239
23,104	Edison International	1,552,358
14,476	Essential Utilities, Inc.	622,612
15,753	Eversource Energy (b)	1,362,004
10,121	Exelon Corporation	436,316
4,621	NextEra Energy, Inc.	1,168,004
1,473	NiSource, Inc.	39,800
791	OGE Energy Corporation	30,137
444	Pinnacle West Capital Corporation	39,734

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Utilities — 8.8% (Continued)
2,861	PPL Corporation	$85,859
1,999	Public Service Enterprise Group, Inc.	102,569
6,975	Sempra Energy	974,966
1,724	UGI Corporation	62,133
1,555	Vistra Energy Corporation	29,903
		9,103,769
	TOTAL COMMON STOCKS (Cost $94,101,739)	103,259,800

	SHORT-TERM INVESTMENTS — 0.2%
	Money Market Funds — 0.2%
164,708	Invesco Government & Agency Portfolio - Institutional Class, 1.50% (c)	164,708
	TOTAL SHORT-TERM INVESTMENTS (Cost $164,708)	164,708

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 18.7%
	Private Funds — 18.7%
19,355,472	Mount Vernon Liquid Assets Portfolio, LLC, 1.79% (c)	19,355,472
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $19,355,472)	19,355,472

	Total Investments (Cost $113,621,919) — 118.6%	122,779,980
	Liabilities in Excess of Other Assets — (18.6)%	(19,217,355)
	TOTAL NET ASSETS — 100.0%	$103,562,625

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of February 29, 2020. The total value of securities on loan is $18,629,601.
(c)	Rate shown is the annualized seven-day yield as of February 29, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

Shares	Security Description	Value
	COMMON STOCKS — 97.8%
	BRAZIL — 9.0%
	Consumer Discretionary — 2.6%
5,825	B2W Cia Digital (a)	$80,371
17,800	Cogna Educacao	39,138
4,040	Lojas Renner SA	46,797
6,065	Magazine Luiza SA	66,946
3,560	Petrobras Distribuidora SA	20,247
10,600	Via Varejo SA (a)	32,235
8,550	YDUQS Part	95,228
		380,962
	Consumer Staples — 0.7%
9,335	Ambev SA	29,960
1,810	BRF SA (a)	10,764
3,900	Natura & Company Holding SA	38,960
990	Raia Drogasil SA	25,932
		105,616
	Energy — 0.4%
9,450	Petroleo Brasileiro SA	56,009
	Financials — 1.2%
2,975	B3 SA - Brasil Bolsa Balcao	31,058
4,665	Banco do Brasil SA	47,915
4,960	BB Seguridade Participacoes SA	34,850
4,025	IRB Brasil Resseguros SA	29,369
2,100	Sul America SA	24,809
		168,001
	Health Care — 0.8%
2,800	Hypera SA	21,293
500	Notre Dame Intermedica Participacoes SA	6,817
10,925	Qualicorp Consultoria e Corretora de Seguros SA	81,604
		109,714
	Industrials — 0.9%
7,525	CCR SA	26,970
12,534	Embraer SA (a)	46,978
4,400	Localiza Rent a Car SA	47,548
1,600	WEG SA	15,178
		136,674
	Information Technology — 0.6%
35,000	Cielo SA	52,675
4,610	Linx SA	31,891
		84,566
	Materials — 1.1%
19,858	Suzano SA	165,980
	Utilities — 0.7%
1,515	Cia de Saneamento Basico do Estado de Sao Paulo	19,590
3,090	Cia de Saneamento de Minas Gerais-COPASA	41,279
7,585	Equatorial Energia SA	40,786
		101,655
		1,309,177

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.8% (Continued)
	CHILE — 0.3%
	Financials — 0.3%
475,972	Banco de Chile	$41,805
		41,805
	CHINA — 11.5%
	Communication Services — 0.7%
455	Autohome, Inc. - ADR	35,340
72,000	China Telecom Corporation, Ltd. - H-Shares	27,070
134	NetEase, Inc. - ADR	42,707
		105,117
	Consumer Discretionary — 4.0%
15,000	ANTA Sports Products, Ltd.	120,588
61,500	Li Ning Company, Ltd.	161,778
12,752	NIO, Inc. - ADR (a)	52,667
9,700	Shenzhou International Group Holdings, Ltd.	119,180
2,418	TAL Education Group - ADR (a)	131,515
		585,728
	Consumer Staples — 1.8%
77,500	Dali Foods Group Company, Ltd.	51,216
6,000	Hengan International Group Company, Ltd.	44,539
60,000	Tingyi Cayman Islands Holding Corporation	109,173
57,000	Uni-President China Holdings, Ltd.	58,806
		263,734
	Financials — 0.9%
1,264	Fanhua, Inc. - ADR	25,659
22,000	PICC Property & Casualty Company, Ltd. - H-Shares	22,782
75,000	Postal Savings Bank of China Company, Ltd. - H-Shares	47,350
7,600	ZhongAn Online P&C Insurance Company, Ltd. - H-Shares (a)	31,987
		127,778
	Health Care — 1.4%
526	BeiGene, Ltd. - ADR (a)	83,292
18,000	CSPC Pharmaceutical Group, Ltd.	41,021
56,000	Shandong Weigao Group Medical Polymer Company, Ltd. - H-Shares	72,147
		196,460
	Industrials — 0.7%
78,000	China Communications Services Corporation, Ltd. - H-Shares	60,353
1,573	ZTO Express Cayman, Inc. - ADR	36,903
		97,256
	Information Technology — 1.0%
19,500	Semiconductor Manufacturing International Corporation (a)(b)	37,784
3,000	Silergy Corporation	100,563
		138,347
	Materials — 0.3%
42,500	Zhaojin Mining Industry Company, Ltd. - H-Shares	50,664
	Utilities — 0.7%
9,600	ENN Energy Holdings, Ltd.	106,372
		1,671,456

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.8% (Continued)
	CYPRUS — 0.1%
	Materials — 0.1%
626	Polymetal International plc	$9,547
		9,547
	GREECE — 1.1%
	Energy — 0.3%
2,322	Motor Oil Hellas Corinth Refineries SA	37,749
	Financials — 0.8%
41,321	Alpha Bank AE (a)	58,416
72,109	Eurobank Ergasias SA (a)	44,832
9,021	Piraeus Bank SA (a)	19,660
		122,908
		160,657
	HONG KONG — 4.6%
	Communication Services — 1.5%
450,000	Alibaba Pictures Group, Ltd. (a)(b)	60,631
16,500	China Mobile, Ltd.	129,788
28,000	China Unicom Hong Kong, Ltd.	22,097
		212,516
	Consumer Discretionary — 0.2%
80,000	Bosideng International Holdings Ltd.	23,303
	Consumer Staples — 0.4%
8,000	China Mengniu Dairy Company, Ltd.	28,692
6,000	China Resources Beer Holdings Company, Ltd.	27,794
		56,486
	Financials — 0.4%
16,000	BOC Hong Kong Holdings, Ltd.	54,921

	Health Care — 0.3%
36,000	Sino Biopharmaceutical, Ltd.	52,108
	Utilities — 1.8%
15,400	China Gas Holdings, Ltd.	56,319
26,000	China Resources Gas Group, Ltd.	129,782
40,000	Guangdong Investment, Ltd.	75,144
		261,245
		660,579
	HUNGARY — 0.1%
	Financials — 0.1%
351	OTP Bank Nyrt	15,176
		15,176
	INDIA — 24.2%
	Communication Services — 2.0%
8,689	Bharti Airtel, Ltd. (a)	63,030
21,807	Bharti Infratel, Ltd.	64,801
1,692	Info Edge India, Ltd.	60,802
699,912	Vodafone Idea, Ltd. (a)	37,339
18,427	Zee Entertainment Enterprises, Ltd.	61,102
		287,074

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.8% (Continued)
	INDIA — 24.2% (Continued)
	Consumer Discretionary — 1.9%
592	Bajaj Auto, Ltd.	$23,707
3,157	Balkrishna Industries, Ltd.	47,963
77	Eicher Motors, Ltd.	17,714
4,186	Future Retail, Ltd. (a)	17,607
672	Hero MotoCorporation, Ltd.	19,105
4,606	Mahindra & Mahindra, Ltd.	29,171
483	Maruti Suzuki India, Ltd.	42,051
76	Page Industries, Ltd.	23,322
1,103	Titan Company, Ltd.	19,174
6,650	TVS Motor Company, Ltd.	40,148
		279,962
	Consumer Staples — 3.0%
1,256	Avenue Supermarts, Ltd. (a)	40,446
7,714	Hindustan Unilever, Ltd.	232,460
54	Nestle India, Ltd.	11,807
7,677	Tata Consumer Products, Ltd.	36,796
2,184	United Breweries, Ltd.	37,697
8,555	United Spirits, Ltd. (a)	81,362
		440,568
	Energy — 1.9%
5,277	Bharat Petroleum Corporation, Ltd.	31,175
23,942	Hindustan Petroleum Corporation, Ltd.	65,538
9,576	Reliance Industries, Ltd.	176,301
		273,014
	Financials — 5.3%
1,168	AU Small Finance Bank, Ltd.	18,821
8,218	Axis Bank, Ltd.	79,404
1,069	Bajaj Finance, Ltd.	66,152
414	Bajaj Finserv, Ltd.	51,921
28,826	Bank of Baroda (a)	30,477
11,048	City Union Bank, Ltd.	32,952
18,735	Edelweiss Financial Services, Ltd.	22,676
34,538	Federal Bank, Ltd.	41,110
632	HDFC Life Insurance Company, Ltd.	4,765
1,546	Housing Development Finance Corporation, Ltd.	46,610
270	ICICI Lombard General Insurance Company, Ltd.	4,627
9,580	Indiabulls Housing Finance, Ltd.	37,149
7,567	Max Financial Services, Ltd. (a)	60,533
3,400	Muthoot Finance, Ltd.	41,471
6,133	Nippon Life India Asset Management, Ltd.	33,186
45,852	Punjab National Bank (a)	28,623
8,281	RBL Bank, Ltd.	33,380
26,439	REC, Ltd.	43,157
235	SBI Life Insurance Company, Ltd.	2,899
13,514	State Bank of India	56,739
71,811	Yes Bank, Ltd.	34,429
		771,081

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.8% (Continued)
	INDIA — 24.2% (Continued)
	Health Care — 3.5%
3,210	Apollo Hospitals Enterprise, Ltd.	$77,208
15,946	Biocon, Ltd.	63,393
6,246	Cipla, Ltd.	34,801
2,040	Divi’s Laboratories, Ltd.	59,559
1,639	Dr Reddy’s Laboratories, Ltd.	66,478
3,250	Glenmark Pharmaceuticals, Ltd.	12,499
4,941	Lupin, Ltd.	43,818
28,217	Sun Pharmaceutical Industries, Ltd.	145,801
		503,557
	Industrials — 0.7%
39,991	Ashok Leyland, Ltd.	38,734
3,066	InterGlobe Aviation, Ltd.	55,232
		93,966
	Information Technology — 4.2%
8,400	HCL Technologies, Ltd.	62,196
20,704	Infosys, Ltd.	209,916
760	Larsen & Toubro Infotech, Ltd.	20,116
3,279	Mphasis, Ltd.	39,600
4,382	Tata Consultancy Services, Ltd.	121,449
4,393	Tech Mahindra, Ltd.	45,313
1,769	WNS Holdings, Ltd. - ADR (a)	116,471
		615,061
	Materials — 1.1%
2,835	Asian Paints, Ltd.	70,630
9,046	Castrol India, Ltd.	18,388
49	Shree Cement, Ltd.	15,393
99	SRF, Ltd.	5,342
751	UltraTech Cement, Ltd.	43,911
		153,664
	Utilities — 0.6%
10,458	Indraprastha Gas, Ltd.	64,109
10,220	Power Grid Corporation of India, Ltd.	25,703
		89,812
		3,507,759
	INDONESIA — 1.5%
	Communication Services — 0.5%
286,100	Telekomunikasi Indonesia Persero Tbk PT	69,593
	Financials — 0.6%
43,900	Bank Central Asia Tbk PT	96,230
	Materials — 0.2%
354,800	Barito Pacific Tbk PT (a)	24,358
	Utilities — 0.2%
314,400	Perusahaan Gas Negara Tbk PT	28,049
		218,230

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.8% (Continued)
	MALAYSIA — 3.2%
	Communication Services — 0.2%
29,200	Telekom Malaysia Bhd	$25,632
	Consumer Discretionary — 0.2%
33,200	Genting Malaysia Bhd	22,763
	Consumer Staples — 0.5%
1,200	Nestle Malaysia Bhd	40,712
31,600	Sime Darby Plantation Bhd	37,185
		77,897
	Energy — 0.4%
84,900	Dialog Group Bhd	67,275
	Financials — 0.7%
21,000	CIMB Group Holdings Bhd	24,014
17,500	Malayan Banking Bhd	34,958
9,200	Public Bank Bhd	37,324
		96,296
	Health Care — 0.6%
23,400	Hartalega Holdings Bhd	34,420
42,200	Top Glove Corporation Bhd	56,467
		90,887
	Industrials — 0.6%
62,100	Gamuda Bhd	48,767
22,700	Malaysia Airports Holdings Bhd	35,491
		84,258
		465,008
	MEXICO — 3.7%
	Communication Services — 0.8%
61,880	America Movil SAB de CV - Series L	48,669
18,071	Grupo Televisa SAB	33,848
8,988	Megacable Holdings SAB de CV	30,011
		112,528
	Consumer Discretionary — 0.1%
10,100	Alsea SAB de CV (a)	20,423
	Consumer Staples — 0.7%
18,725	Becle SAB de CV	28,178
8,929	Fomento Economico Mexicano SAB de CV	72,392
		100,570
	Financials — 1.7%
14,465	Banco del Bajio SA	22,520
2,293	Grupo Elektra SAB de CV	154,052
12,558	Grupo Financiero Banorte SAB de CV - O Shares	68,269
		244,841
	Real Estate — 0.1%
15,050	Fibra Uno Administracion SA de CV	22,663
	Utilities — 0.3%
9,700	Infraestructura Energetica Nova SAB de CV	42,335
		543,360

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.8% (Continued)
	PHILIPPINES — 2.1%
	Communication Services — 0.4%
3,329	PLDT, Inc.	$64,653
	Consumer Discretionary — 0.4%
16,250	Jollibee Foods Corporation	54,194
	Consumer Staples — 0.3%
15,160	Universal Robina Corporation	42,023
	Financials — 0.3%
22,410	Bank of the Philippine Islands	32,576
6,210	BDO Unibank, Inc.	16,934
		49,510
	Industrials — 0.3%
2,450	SM Investments Corporation	46,837
	Real Estate — 0.4%
32,000	Ayala Land, Inc.	24,483
38,500	SM Prime Holdings, Inc.	28,927
		53,410
		310,627
	POLAND — 0.6%
	Communication Services — 0.3%
10,443	Orange Polska SA (a)	16,342
2,856	PLAY Communications SA	22,151
		38,493
	Energy — 0.1%
1,610	Polski Koncern Naftowy ORLEN SA	23,946
	Financials — 0.2%
3,573	Powszechna Kasa Oszczednosci Bank Polski SA	28,356
		90,795
	REPUBLIC OF KOREA — 9.0%
	Communication Services — 1.7%
38	Kakao Corporation	5,382
6,877	LG Uplus Corporation	74,744
466	NAVER Corporation	66,763
111	NCSoft Corporation	59,316
238	SK Telecom Company, Ltd.	41,643
		247,848
	Consumer Discretionary — 2.1%
983	Coway Company, Ltd.	55,767
1,400	Fila Holdings Corporation	44,265
1,233	HLB, Inc. (a)	97,970
186	Hyundai Mobis Company, Ltd.	32,161
546	Hyundai Motor Company	51,700
880	Kia Motors Corporation	26,266
		308,129

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.8% (Continued)
	REPUBLIC OF KOREA — 9.0% (Continued)
	Consumer Staples — 0.7%
308	BGF retail Company, Ltd.	$38,421
17	LG Household & Health Care, Ltd.	17,091
688	Orion Corporation	53,420
		108,932
	Financials — 1.3%
1,174	DB Insurance Company, Ltd.	41,856
1,293	Hana Financial Group, Inc.	33,430
1,600	Hyundai Marine & Fire Insurance Company, Ltd.	29,774
182	Samsung Fire & Marine Insurance Company, Ltd.	29,671
571	Samsung Life Insurance Company, Ltd.	27,504
868	Shinhan Financial Group Company, Ltd.	23,085
		185,320
	Health Care — 0.7%
424	Celltrion, Inc. (a)	59,378
238	Mezzion Pharma Company, Ltd. (a)	27,396
52	Samsung Biologics Company, Ltd. (a)	19,845
		106,619
	Industrials — 1.6%
954	Hanjin Kal Corporation	52,786
465	Hyundai Elevator Company, Ltd.	20,599
403	Hyundai Glovis Company, Ltd.	40,814
1,875	Korea Aerospace Industries, Ltd.	39,600
717	S-1 Corporation	48,528
367	Samsung C&T Corporation	31,880
		234,207
	Information Technology — 0.9%
273	Douzone Bizon Company, Ltd.	19,331
458	KMW Company, Ltd. (a)	18,346
1,193	SK Hynix, Inc.	86,344
		124,021
		1,315,076
	RUSSIAN FEDERATION — 1.2%
	Communication Services — 0.3%
1,025	Yandex NV - A Shares (a)	41,625
	Consumer Staples — 0.2%
623	Magnit PJSC	29,300
	Industrials — 0.2%
25,600	Aeroflot PJSC	35,406
	Materials — 0.5%
35,910	Alrosa PJSC	38,149
226	Polyus PJSC	28,465
		66,614
		172,945

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.8% (Continued)
	SOUTH AFRICA — 3.4%
	Materials — 3.4%
12,178	AngloGold Ashanti, Ltd. (b)	$215,027
23,782	Gold Fields, Ltd.	139,413
2,920	Impala Platinum Holdings, Ltd. (a)	23,137
60,711	Sibanye Stillwater, Ltd. (b)	121,449
		499,026
		499,026
	TAIWAN — 13.1%
	Communication Services — 1.8%
14,000	Chunghwa Telecom Company, Ltd.	49,935
44,000	Far EasTone Telecommunications Company, Ltd.	96,052
35,000	Taiwan Mobile Company, Ltd.	121,369
		267,356
	Consumer Discretionary — 1.9%
3,000	Eclat Textile Company, Ltd.	35,668
9,100	Feng TAY Enterprise Company, Ltd.	51,391
10,000	Giant Manufacturing Company, Ltd.	54,327
4,450	Makalot Industrial Company, Ltd.	21,824
5,000	Merida Industry Company, Ltd.	24,439
5,000	Nien Made Enterprise Company, Ltd.	40,291
68,000	Tatung Company, Ltd. (a)	47,273
		275,213
	Consumer Staples — 1.2%
9,000	President Chain Store Corporation	88,129
5,744	TCI Company, Ltd.	41,165
21,000	Uni-President Enterprises Corporation	50,767
		180,061
	Financials — 1.8%
35,166	Cathay Financial Holding Company, Ltd.	46,513
63,000	CTBC Financial Holding Company, Ltd.	47,230
12,137	E.Sun Financial Holding Company, Ltd.	11,644
44,740	First Financial Holding Company, Ltd.	35,018
28,000	Fubon Financial Holding Company, Ltd.	41,104
12,000	Hua Nan Financial Holdings Company, Ltd.	8,540
54,000	Mega Financial Holding Company, Ltd.	57,693
10,000	Taiwan Cooperative Financial Holding Company, Ltd.	6,919
		254,661
	Health Care — 0.3%
3,000	St Shine Optical Company, Ltd.	39,135
	Industrials — 0.2%
1,000	Voltronic Power Technology Corporation	23,218
	Information Technology — 4.7%
17,000	Accton Technology Corporation	91,795
5,000	Delta Electronics, Inc.	23,118
23,400	Hon Hai Precision Industry Company, Ltd.	62,056
6,000	MediaTek, Inc.	71,335
8,000	Radiant Opto-Electronics Corporation	25,945

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.8% (Continued)
	TAIWAN — 13.1% (Continued)
	Information Technology — 4.7% (Continued)
1,403	Silicon Motion Technology Corporation - ADR	$52,220
22,000	Taiwan Semiconductor Manufacturing Company, Ltd.	229,594
54,000	Unimicron Technology Corporation	71,335
27,000	United Microelectronics Corporation	13,643
2,000	Wiwynn Corporation	47,821
		688,862
	Materials — 1.2%
61,000	China Steel Corporation	46,335
16,000	Formosa Plastics Corporation	48,085
13,000	Nan Ya Plastics Corporation	29,238
32,435	Taiwan Cement Corporation	45,257
		168,915
		1,897,421
	THAILAND — 7.5%
	Communication Services — 1.2%
15,500	Advanced Info Service pcl	98,241
92,500	Jasmine International pcl - NVDR	14,188
17,100	Total Access Communication pcl - NVDR	19,780
354,800	True Corporation pcl (b)	37,330
17,500	VGI pcl - NVDR	3,688
		173,227
	Consumer Discretionary — 0.3%
110,400	Home Product Center pcl	44,783
	Consumer Staples — 2.3%
43,200	Berli Jucker pcl	49,970
12,000	Carabao Group pcl - NVDR	27,286
36,500	Charoen Pokphand Foods pcl	30,942
73,600	CP ALL pcl	153,358
135,600	Thai Union Group pcl	65,748
		327,304
	Energy — 0.4%
3,300	PTT Exploration & Production pcl - NVDR	11,085
35,000	PTT pcl	43,258
		54,343
	Financials — 1.0%
7,800	Bangkok Bank pcl	32,505
7,700	Kasikornbank pcl	29,160
28,100	Krungthai Card pcl - NVDR	34,507
5,600	Siam Commercial Bank pcl	15,484
973,750	TMB Bank pcl	33,636
		145,292
	Health Care — 0.8%
88,600	Bangkok Dusit Medical Services pcl	62,333
13,700	Bumrungrad Hospital pcl	55,790
		118,123

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 97.8% (Continued)
	THAILAND — 7.5% (Continued)
	Industrials — 0.7%
23,500	Airports of Thailand pcl	$44,498
193,400	Bangkok Expressway & Metro pcl	56,692
6,400	BTS Group Holdings pcl - NVDR	2,211
		103,401
	Real Estate — 0.2%
19,800	Central Pattana pcl	33,256
	Utilities — 0.6%
52,900	Energy Absolute pcl - NVDR	65,381
6,400	Global Power Synergy pcl - NVDR	12,778
17,800	TTW pcl - NVDR	7,841
		86,000
		1,085,729
	TURKEY — 1.6%
	Consumer Staples — 0.4%
7,221	BIM Birlesik Magazalar AS	55,510
	Energy — 0.3%
2,818	Tupras Turkiye Petrol Rafinerileri AS	45,680
	Industrials — 0.7%
10,558	KOC Holding AS	29,059
6,922	TAV Havalimanlari Holding AS	22,552
26,623	Turk Hava Yollari AO (a)(b)	50,057
		101,668
	Materials — 0.2%
22,970	Eregli Demir ve Celik Fabrikalari TAS	30,324
		233,182
	TOTAL COMMON STOCKS (Cost $14,697,454)	14,207,555

	PREFERRED STOCKS — 1.5%
	BRAZIL — 1.4%
	Communication Services — 0.1%
1,100	Telefonica Brasil SA	13,012
	Energy — 0.6%
16,390	Petroleo Brasileiro SA	91,002
	Financials — 0.4%
9,800	Banco Inter SA	32,691
2,625	Itau Unibanco Holding SA	18,444
		51,135
	Utilities — 0.3%
2,890	Cia Paranaense de Energia	45,410
		200,559
	RUSSIAN FEDERATION — 0.1%
	Energy — 0.1%
2,290	Tatneft PJSC	22,518
		22,518
	TOTAL PREFERRED STOCKS (Cost $217,811)	223,077

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF (Continued)

Shares	Security Description	Value
	CLOSED END FUNDS — 0.1%
33,838	Digital Telecommunications Infrastructure Fund	$16,943
	TOTAL CLOSED END FUNDS (Cost $18,522)	16,943

	SHORT-TERM INVESTMENTS — 0.4%
	Money Market Funds — 0.4%
55,120	Invesco Government & Agency Portfolio - Institutional Class, 1.50% (c)	55,120
	TOTAL SHORT-TERM INVESTMENTS (Cost $55,120)	55,120

Principal Amount
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 2.0%
	Repurchase Agreements — 2.0%
$32,492	Citibank, N.A. - 1.59%, dated 2/28/2020, matures 3/02/2020, repurchase price $32,493 (collateralized by various U.S. government obligations: Total Value $33,142)	32,492
250,000	RBC Dominion Securities, Inc. - 1.61%, dated 2/28/2020, matures 3/02/2020, repurchase price $250,011 (collateralized by various U.S. government obligations: Total Value $255,000)	250,000
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $282,492)	282,492

	Total Investments (Cost $15,271,399) — 101.8%	14,785,187
	Liabilities in Excess of Other Assets — (1.8)%	(262,311)
	TOTAL NET ASSETS — 100.0%	$14,522,876

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of February 29, 2020. The total value of securities on loan is $244,196.
(c)	Rate shown is the annualized seven-day yield as of February 29, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Managed Income ETF

Shares	Security Description	Value
	COMMON STOCKS — 92.5%
	Communication Services — 19.6%
1,996	Activision Blizzard, Inc.	$116,027
713	Alphabet, Inc. - Class A (a)	954,885
713	Alphabet, Inc. - Class C (a)	954,943
695	Baidu, Inc. - ADR (a)	83,386
567	Charter Communications, Inc. - Class A (a)	279,627
12,081	Comcast Corporation - Class A	488,435
750	Electronic Arts, Inc. (a)	76,028
4,893	Facebook, Inc. - Class A (a)	941,756
933	Fox Corporation - Class A	28,680
695	Fox Corporation - Class B	21,163
456	Liberty Global plc - Class A (a)	8,901
1,135	Liberty Global plc - Class C (a)	21,100
183	NetEase, Inc. - ADR	58,324
1,135	Netflix, Inc. (a)	418,849
11,586	Sirius XM Holdings, Inc.	73,455
292	Take-Two Interactive Software, Inc. (a)	31,384
2,235	T-Mobile US, Inc. (a)	201,508
		4,758,451
	Consumer Discretionary — 14.1%
1,026	Amazon.com, Inc. (a)	1,932,728
109	Booking Holdings, Inc. (a)	184,827
623	Dollar Tree, Inc. (a)	51,728
2,144	eBay, Inc.	74,268
366	Expedia Group, Inc.	36,095
2,455	JD.com, Inc. - ADR (a)	94,542
310	Lululemon Athletica, Inc. (a)	67,397
843	Marriott International, Inc. - Class A	104,532
127	MercadoLibre, Inc. (a)	78,236
183	O’Reilly Automotive, Inc. (a)	67,476
952	Ross Stores, Inc.	103,558
3,115	Starbucks Corporation	244,309
456	Tesla, Inc. (a)	304,603
1,355	Trip.com Group, Ltd. - ADR (a)	41,138
146	Ulta Beauty, Inc. (a)	37,535
		3,422,972
	Consumer Staples — 5.3%
1,172	Costco Wholesale Corporation	329,496
3,207	Kraft Heinz Company	79,437
3,756	Mondelez International, Inc. - Class A	198,317
1,410	Monster Beverage Corporation (a)	87,998
3,684	PepsiCo, Inc.	486,399
2,346	Walgreens Boots Alliance, Inc.	107,353
		1,289,000
	Financials — 0.3%
329	Willis Towers Watson plc	62,263

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 92.5% (Continued)
	Health Care — 6.5%
586	Alexion Pharmaceuticals, Inc. (a)	$55,102
201	Align Technology, Inc. (a)	43,888
1,556	Amgen, Inc.	310,780
475	Biogen, Inc. (a)	146,485
456	BioMarin Pharmaceutical, Inc. (a)	41,209
824	Cerner Corporation	57,078
3,353	Gilead Sciences, Inc.	232,564
220	IDEXX Laboratories, Inc. (a)	55,992
384	Illumina, Inc. (a)	102,017
567	Incyte Corporation (a)	42,757
292	Intuitive Surgical, Inc. (a)	155,917
273	Regeneron Pharmaceuticals, Inc. (a)	121,368
440	Seattle Genetics, Inc. (a)	50,098
660	Vertex Pharmaceuticals, Inc. (a)	147,860
		1,563,115
	Industrials — 2.3%
1,153	American Airlines Group, Inc.	21,965
255	Cintas Corporation	68,019
604	Copart, Inc. (a)	51,026
90	CoStar Group, Inc. (a)	60,083
2,033	CSX Corporation	143,225
1,503	Fastenal Company	51,433
896	PACCAR, Inc.	59,942
660	United Airlines Holdings, Inc. (a)	40,649
421	Verisk Analytics, Inc.	65,301
		561,643
	Information Technology — 43.6% (b)
1,264	Adobe, Inc. (a)	436,232
2,969	Advanced Micro Devices, Inc. (a)	135,030
970	Analog Devices, Inc.	105,779
220	ANSYS, Inc. (a)	53,282
9,240	Apple, Inc.	2,525,846
2,436	Applied Materials, Inc.	141,580
183	ASML Holding NV	50,638
567	Autodesk, Inc. (a)	108,229
1,135	Automatic Data Processing, Inc.	175,630
1,026	Broadcom, Inc.	279,708
732	Cadence Design Systems, Inc. (a)	48,414
366	CDW Corporation	41,805
384	Check Point Software Technologies, Ltd. (a)	39,859
11,164	Cisco Systems, Inc.	445,779
329	Citrix Systems, Inc.	34,015
1,429	Cognizant Technology Solutions Corporation - Class A	87,069
1,813	Fiserv, Inc. (a)	198,270
11,530	Intel Corporation	640,147
676	Intuit, Inc.	179,715
403	KLA Corporation	61,945
384	Lam Research Corporation	112,677

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Managed Income ETF (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 92.5% (Continued)
	Information Technology — 43.6% (b) (Continued)
713	Maxim Integrated Products, Inc.	$39,657
623	Microchip Technology, Inc.	56,512
2,913	Micron Technology, Inc. (a)	153,107
15,875	Microsoft Corporation	2,571,908
604	NetApp, Inc.	28,219
1,612	NVIDIA Corporation	435,353
732	NXP Semiconductors NV	83,221
952	Paychex, Inc.	73,761
3,115	PayPal Holdings, Inc. (a)	336,388
3,024	QUALCOMM, Inc.	236,779
421	Skyworks Solutions, Inc.	42,176
384	Splunk, Inc. (a)	56,575
384	Synopsys, Inc. (a)	52,965
2,473	Texas Instruments, Inc.	282,268
310	VeriSign, Inc. (a)	58,823
769	Western Digital Corporation	42,726
421	Workday, Inc. - Class A (a)	72,938
641	Xilinx, Inc.	53,517
		10,578,542
	Utilities — 0.8%
2,547	Exelon Corporation	109,801
1,410	Xcel Energy, Inc.	87,871
		197,672
	TOTAL COMMON STOCKS (Cost $23,118,153)	22,433,658

The accompanying notes are an integral part of these financial statements.

Schedules of Investments (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Managed Income ETF (Continued)

Contracts	Security Description	Notional Amount	Value
	PURCHASED PUT OPTIONS (c) — 4.6%
26	Nasdaq 100 Index, Expiration: 3/20/2020, Exercise Price: $8,700.00	22,000,758	$1,113,060
	TOTAL PURCHASED PUT OPTIONS (Cost $105,920)		1,113,060

Shares
	SHORT-TERM INVESTMENTS — 2.9%
	Money Market Funds — 2.9%
695,978	Invesco Government & Agency Portfolio - Institutional Class, 1.50% (d)		695,978
	TOTAL SHORT-TERM INVESTMENTS (Cost $695,978)		695,978

	Total Investments (Cost $23,920,051) — 100.0%		24,242,696
	Other Assets in Excess of Liabilities — 0.0% (e)		7,169
	TOTAL NET ASSETS — 100.0%		$24,249,865

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)

To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in the Notes to Financial Statements.

(c)	Exchange traded.
(d)	Rate shown is the annualized seven-day yield as of February 29, 2020.
(e)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

February 29, 2020 (Unaudited)

	Nationwide Risk-Based U.S. Equity ETF	Nationwide Risk-Based International Equity ETF	Nationwide Maximum Diversification U.S. Core Equity ETF	Nationwide Maximum Diversification Emerging Markets Core Equity ETF	Nationwide Risk-Managed Income ETF
ASSETS
Investments in securities, at value*+ (Note 2)	$129,421,867	$111,749,203	$122,779,980	$14,785,187	$24,242,696
Foreign currency, at value*	—	183	—	—	—
Dividends and interest receivable	199,264	262,611	166,741	28,068	19,705
Securities lending income receivable	3,908	592	2,102	147	—
Reclaims receivable	783	288,509	60	—	—
Total Assets	129,625,822	112,301,098	122,948,883	14,813,402	24,262,401

LIABILITIES
Collateral received for securities loaned (Note 4)	18,884,396	1,173,978	19,355,472	282,492	—
Management fees payable	29,215	40,267	30,786	8,034	12,536
Total Liabilities	18,913,611	1,214,245	19,386,258	290,526	12,536

NET ASSETS	$110,712,211	$111,086,853	$103,562,625	$14,522,876	$24,249,865

Net Assets Consist of:
Paid-in capital	$107,193,251	$123,403,692	$98,967,408	$18,505,892	$25,144,160
Total distributable earnings (accumulated deficit)	3,518,960	(12,316,839)	4,595,217	(3,983,016)	(894,295)
Net assets	$110,712,211	$111,086,853	$103,562,625	$14,522,876	$24,249,865

Net asset value:
Net assets	$110,712,211	$111,086,853	$103,562,625	$14,522,876	$24,249,865
Shares outstanding ^	3,925,000	4,700,000	3,600,000	700,000	1,000,000
Net asset value, offering and redemption price per share	$28.21	$23.64	$28.77	$20.75	$24.25
*Identified Cost:
Investment in Securities	$122,305,949	$113,115,650	$113,621,919	$15,271,399	$23,920,051
Foreign Currency	—	86	—	—	—

^	No par value, unlimited number of shares authorized.
+	Including securities on loan of $18,087,814, $1,756,908, $18,629,601, $244,196 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Six-Months/Period Ended February 29, 2020 (Unaudited)

	Nationwide Risk-Based U.S. Equity ETF	Nationwide Risk-Based International Equity ETF	Nationwide Maximum Diversification U.S. Core Equity ETF	Nationwide Maximum Diversification Emerging Markets Core Equity ETF	Nationwide Risk-Managed Income ETF(2)
INCOME
Dividends(1)	$1,204,997	$1,031,690	$1,621,060	$128,770	$40,304
Interest	1,088	1,328	1,253	651	1,053
Securities lending income, net (Note 4)	28,775	4,974	24,792	813	—
Total investment income	1,234,860	1,037,992	1,647,105	130,234	41,357

EXPENSES
Management fees	178,473	252,910	185,386	72,886	27,529
Total expenses	178,473	252,910	185,386	72,886	27,529
Net investment income (loss)	1,056,387	785,082	1,461,719	57,348	13,828

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	3,390,096	(423,556)	(1,469,986)	(311,216)	(197,751)
Options written	—	—	—	—	(595,225)
Foreign currency	37	2,806	13	(8,269)	—
Change in unrealized appreciation (depreciation) on:
Investments	(6,103,561)	(2,101,918)	489,950	568,623	322,645
Foreign currency	—	2,428	—	(1,185)	—
Net realized and unrealized gain (loss) on investments	(2,713,428)	(2,520,240)	(980,023)	247,953	(470,331)
Net increase (decrease) in net assets resulting from operations	$(1,657,041)	$(1,735,158)	$481,696	$305,301	$(456,503)

(1)	Net of foreign taxes withheld of $0, $94,795, $260, $16,530 and $0, respectively.
(2)	Fund inception of December 19, 2019. The information presented is for the period from December 19, 2019 to February 29, 2020.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

Nationwide Risk-Based U.S. Equity ETF

	Six-Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
OPERATIONS
Net investment income (loss)	$1,056,387	$2,175,273
Net realized gain (loss) on investments and foreign currency	3,390,133	(7,889)
Change in unrealized appreciation (depreciation) on investments and foreign currency	(6,103,561)	6,171,917
Net increase (decrease) in net assets resulting from operations	(1,657,041)	8,339,301

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,223,675)	(2,452,837)
Total distributions to shareholders	(2,223,675)	(2,452,837)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	18,168,583	17,604,895
Payments for shares redeemed	(18,213,050)	(26,954,940)
Transaction fees (Note 8)	—	—
Net increase (decrease) in net assets derived from capital share transactions (a)	(44,467)	(9,350,045)
Net increase (decrease) in net assets	$(3,925,183)	$(3,463,581)

NET ASSETS
Beginning of period/year	$114,637,394	$118,100,975
End of period/year	$110,712,211	$114,637,394

(a)	A summary of capital share transactions is as follows:
	Six-Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
	Shares	Shares
Subscriptions	600,000	650,000
Redemptions	(600,000)	(975,000)
Net increase (decrease)	—	(325,000)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Risk-Based International Equity ETF

	Six-Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
OPERATIONS
Net investment income (loss)	$785,082	$3,158,988
Net realized gain (loss) on investments and foreign currency	(420,750)	(7,219,983)
Change in unrealized appreciation (depreciation) on investments and foreign currency	(2,099,490)	1,395,189
Net increase (decrease) in net assets resulting from operations	(1,735,158)	(2,665,806)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(3,226,899)	(3,061,273)
Total distributions to shareholders	(3,226,899)	(3,061,273)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	5,166,260	4,750,293
Payments for shares redeemed	(5,826,488)	(1,864,215)
Transaction fees (Note 8)	37	—
Net increase (decrease) in net assets derived from capital share transactions (a)	(660,191)	2,886,078
Net increase (decrease) in net assets	$(5,622,248)	$(2,841,001)

NET ASSETS
Beginning of period/year	$116,709,101	$119,550,102
End of period/year	$111,086,853	$116,709,101

(a)	A summary of capital share transactions is as follows:
	Six-Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
	Shares	Shares
Subscriptions	200,000	200,000
Redemptions	(225,000)	(75,000)
Net increase (decrease)	(25,000)	125,000

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Maximum Diversification U.S. Core Equity ETF

	Six-Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
OPERATIONS
Net investment income (loss)	$1,461,719	$1,803,958
Net realized gain (loss) on investments and foreign currency	(1,469,973)	2,430,600
Change in unrealized appreciation (depreciation) on investments and foreign currency	489,950	(4,591,577)
Net increase (decrease) in net assets resulting from operations	481,696	(357,019)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,874,283)	(1,544,599)
Total distributions to shareholders	(1,874,283)	(1,544,599)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	—	14,938,460
Payments for shares redeemed	(743,405)	(21,636,517)
Transaction fees (Note 8)	—	8
Net increase (decrease) in net assets derived from capital share transactions (a)	(743,405)	(6,698,049)
Net increase (decrease) in net assets	$(2,135,992)	$(8,599,667)

NET ASSETS
Beginning of period/year	$105,698,617	$114,298,284
End of period/year	$103,562,625	$105,698,617

(a)	A summary of capital share transactions is as follows:
	Six-Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
	Shares	Shares
Subscriptions	—	525,000
Redemptions	(25,000)	(750,000)
Net increase (decrease)	(25,000)	(225,000)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

	Six-Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
OPERATIONS
Net investment income (loss)	$57,348	$389,494
Net realized gain (loss) on investments and foreign currency	(319,485)	(2,721,578)
Change in unrealized appreciation (depreciation) on investments and foreign currency	567,438	486,483
Net increase (decrease) in net assets resulting from operations	305,301	(1,845,601)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(361,696)	(346,041)
Total distributions to shareholders	(361,696)	(346,041)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	—	—
Payments for shares redeemed	(11,537,750)	—
Transaction fees (Note 8)	—	—
Net increase (decrease) in net assets derived from capital share transactions (a)	(11,537,750)	—
Net increase (decrease) in net assets	$(11,594,145)	$(2,191,642)

NET ASSETS
Beginning of period/year	$26,117,021	$28,308,663
End of period/year	$14,522,876	$26,117,021

(a)	A summary of capital share transactions is as follows:
	Six-Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019
	Shares	Shares
Subscriptions	—	—
Redemptions	(500,000)	—
Net increase (decrease)	(500,000)	—

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets (Continued)

Nationwide Risk-Managed Income ETF

Period Ended February 29, 2020 (1) (Unaudited)
OPERATIONS
Net investment income (loss)	$13,828
Net realized gain (loss) on investments and foreign currency	(792,976)
Change in unrealized appreciation (depreciation) on investments and foreign currency	322,645
Net increase (decrease) in net assets resulting from operations	(456,503)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(437,792)
Total distributions to shareholders	(437,792)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	25,144,160
Payments for shares redeemed	—
Transaction fees (Note 8)	—
Net increase (decrease) in net assets derived from capital share transactions (a)	25,144,160
Net increase (decrease) in net assets	$24,249,865

NET ASSETS
Beginning of period	$—
End of period	$24,249,865

(a)	A summary of capital share transactions is as follows:
Period Ended February 29, 2020 (1) (Unaudited)
Shares
Subscriptions	1,000,000
Redemptions	—
Net increase (decrease)	1,000,000

(1)	Fund inception of December 19, 2019. The information presented is for the period from December 19, 2019 to February 29, 2020.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a capital share outstanding throughout the period/year (Unaudited)

Nationwide Risk-Based U.S. Equity ETF

	Six-Months Ended February 29, 2020		Year Ended August 31, 2019	Period Ended August 31, 2018(1)
Net asset value, beginning of period/year	$29.21		$27.79	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.27		0.53	0.51
Net realized and unrealized gain (loss) on investments	(0.71)		1.49	2.41
Total from investment operations	(0.44)		2.02	2.92

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.56)		(0.60)	(0.11)
From realized gains	—		—	(0.02)
Total distributions	(0.56)		(0.60)	(0.13)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (Note 8)	—		—	—

Net asset value, end of period/year	$28.21		$29.21	$27.79

Total return	-1.64	%(3)	7.70%	11.70	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$110,712		$114,637	$118,101

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.30	%(4)	0.30%	0.30	%(4)
Net investment income to average net assets	1.78	%(4)	1.95%	2.03	%(4)

Portfolio turnover rate (5)	20	%(3)	76%	87	%(3)

(1)	Inception date of September 15, 2017.
(2)	Calculated based on average shares outstanding during the period/year.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the period/year (Unaudited)

Nationwide Risk-Based International Equity ETF

	Six-Months Ended February 29, 2020		Year Ended August 31, 2019	Period Ended August 31, 2018(1)
Net asset value, beginning of period/year	$24.70		$25.99	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.17		0.68	0.59
Net realized and unrealized gain (loss) on investments	(0.55)		(1.30)	0.53
Total from investment operations	(0.38)		(0.62)	1.12

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.68)		(0.67)	(0.11)
From realized gains	—		—	(0.02)
Total distributions	(0.68)		(0.67)	(0.13)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (Note 8)	0.00	(3)	—	0.00	(3)

Net asset value, end of period/year	$23.64		$24.70	$25.99

Total return	-1.77	%(4)	-2.14%	4.48	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$111,087		$116,709	$119,550

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.42	%(5)	0.42%	0.42	%(5)
Net investment income to average net assets	1.30	%(5)	2.74%	2.36	%(5)

Portfolio turnover rate (6)	30	%(4)	98%	145	%(4)

(1)	Inception date of September 15, 2017.
(2)	Calculated based on average shares outstanding during the period/year.
(3)	Represents less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the period/year (Unaudited)

Nationwide Maximum Diversification U.S. Core Equity ETF

	Six-Months Ended February 29, 2020		Year Ended August 31, 2019	Period Ended August 31, 2018(1)
Net asset value, beginning of period/year	$29.16		$29.69	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.41		0.49	0.35
Net realized and unrealized gain (loss) on investments	(0.28)		(0.60)	4.46
Total from investment operations	0.13		(0.11)	4.81

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.52)		(0.42)	(0.12)
From realized gains	—		—	(0.00	)(3)
Total distributions	(0.52)		(0.42)	(0.12)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (Note 8)	—		0.00 (3)	—

Net asset value, end of period/year	$28.77		$29.16	$29.69

Total return	0.34	%(4)	-0.11%	19.27	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$103,563		$105,699	$114,298

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.34	%(5)	0.34%	0.34	%(5)
Net investment income to average net assets	2.68	%(5)	1.75%	1.35	%(5)

Portfolio turnover rate (6)	16	%(4)	37%	26	%(4)

(1)	Inception date of September 15, 2017.
(2)	Calculated based on average shares outstanding during the period/year.
(3)	Represents less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the period/year (Unaudited)

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

	Six-Months Ended February 29, 2020		Year Ended August 31, 2019	Period Ended August 31, 2018(1)
Net asset value, beginning of period/year	$21.76		$23.59	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.06		0.32	0.23
Net realized and unrealized gain (loss) on investments	(0.77	)(6)	(1.86)	(1.71)
Total from investment operations	(0.71)		(1.54)	(1.48)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.30)		(0.29)	—
From realized gain	—		—	—
Total distributions	(0.30)		(0.29)	—

CAPITAL SHARE TRANSACTIONS
Transaction Fees (Note 8)	—		—	0.07

Net asset value, end of period/year	$20.75		$21.76	$23.59

Total return	-3.43	%(3)	-6.46%	-5.64	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$14,523		$26,117	$28,309

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.64	%(4)	0.64%	0.64	%(4)
Net investment income to average net assets	0.50	%(4)	1.48%	2.16	%(4)

Portfolio turnover rate (5)	12	%(3)	44%	7	%(3)

(1)	Inception date of March 26, 2018.
(2)	Calculated based on average shares outstanding during the period/year.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

For a capital share outstanding throughout the period (Unaudited)

Nationwide Risk-Managed Income ETF

	Period Ended February 29, 2020(1)
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.02
Net realized and unrealized gain (loss) on investments	(0.27)
Total from investment operations	(0.25)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.50)
From realized gain	—
Total distributions	(0.50)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (Note 8)	—

Net asset value, end of period	$24.25

Total return	-1.08	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$24,250

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.68	%(4)
Net investment income to average net assets	0.34	%(4)

Portfolio turnover rate (5)	0	%(3)

(1)	Inception date of December 19, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

February 29, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF, Nationwide Maximum Diversification U.S. Core Equity ETF and Nationwide Maximum Diversification Emerging Markets Core Equity ETF are diversified series and Nationwide Risk-Managed Income ETF is a non-diversified series (individually each a “Fund” or collectively the “Funds”) of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Nationwide Risk-Based U.S. Equity ETF is to track the performance of the Rothschild & Co Risk-Based US IndexSM. The investment objective of the Nationwide Risk-Based International Equity ETF is to track the performance of the Rothschild & Co Risk-Based International IndexSM. The investment objective of the Nationwide Maximum Diversification U.S. Core Equity ETF is to track the performance of the TOBAM Maximum Diversification® USA Index. The investment objective of the Nationwide Maximum Diversification Emerging Markets Core Equity ETF is to track the performance of the TOBAM Maximum Diversification® Emerging Index. The investment objective of Nationwide Risk-Managed Income ETF is to seek current income with downside protection. The inception date for the Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF and Nationwide Maximum Diversification U.S. Core Equity ETF is September 15, 2017. The inception date for the Nationwide Maximum Diversification Emerging Markets Core Equity ETF is March 26, 2018. The inception date for the Nationwide Risk-Managed Income ETF is December 19, 2019.

The end of the reporting period for the Funds is February 29, 2020, and the period covered by these Notes to Financial Statements is the period from September 1, 2019 through February 29, 2020 for the Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF, Nationwide Maximum Diversification U.S. Core Equity ETF and Nationwide Maximum Diversification Emerging Markets Core Equity ETF and the period from December 19, 2019 through February 29, 2020 for the Nationwide Risk-Managed Income ETF (each, respectively, the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Debt securities, including short-term debt instruments, are valued in accordance with prices provided by a pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options will be priced at intrinsic value. The Trust’s valuation committee may also use other valuation methods in certain instances.

Shares of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the Investment company’s NAV per share as provided by the underlying fund’s administrator. These shares are generally classified as Level 2 Investments.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Nationwide Risk-Based U.S. Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$110,354,383	$—	$—	$110,354,383
Short-Term Investments	183,088	—	—	183,088
Investments Purchased With Proceeds From Securities Lending	—	18,884,396	—	18,884,396
Total Investments in Securities, at value	$110,537,471	$18,884,396	$—	$129,421,867

Nationwide Risk-Based International Equity ETF

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$110,487,958	$—	$—	$110,487,958
Short-Term Investments	87,267	—	—	87,267
Investments Purchased With Proceeds From Securities Lending	—	1,173,978	—	1,173,978
Total Investments in Securities, at value	$110,575,225	$1,173,978	$—	$111,749,203

Nationwide Maximum Diversification U.S. Core Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$103,259,800	$—	$—	$103,259,800
Short-Term Investments	164,708	—	—	164,708
Investments Purchased With Proceeds From Securities Lending	—	19,355,472	—	19,355,472
Total Investments in Securities, at value	$103,424,508	$19,355,472	$—	$122,779,980

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$14,207,555	$—	$—	$14,207,555
Preferred Stocks	223,077	—	—	223,077
Closed End Funds	16,943	—	—	16,943
Short-Term Investments	55,120	—	—	55,120
Investments Purchased With Proceeds From Securities Lending	—	282,492	—	282,492
Total Investments in Securities, at value	$14,502,695	$282,492	$—	$14,785,187

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

Nationwide Risk-Managed Income ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$22,433,658	$—	$—	$22,433,658
Purchased Options	—	1,113,060	—	1,113,060
Short-Term Investments	695,978	—	—	695,978
Total Investments in Securities, at value	$23,129,636	$1,113,060	$—	$24,242,696

^	See Schedules of Investments for breakout of investments by sector classification.
*	See Schedules of Investments for breakout of investments by country and sector classifications.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Each Fund plans to file U.S. Federal and various state and local tax returns.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by each Fund on an annual basis for Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF, Nationwide Maximum Diversification U.S. Core Equity ETF and Nationwide Maximum Diversification Emerging Markets Core Equity ETF. Distributions to shareholders from net investment income are declared and paid monthly by Nationwide Risk-Managed Income ETF and realized gains on securities are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange, Inc. (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and are primarily due to differing book and tax treatments for in-kind transactions. For the fiscal year ended August 31, 2019, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid In Capital
Nationwide Risk-Based U.S. Equity ETF	$(3,971,923)	$3,971,923
Nationwide Risk-Based International Equity ETF	(389,120)	389,120
Nationwide Maximum Diversification U.S. Core Equity ETF	(5,808,474)	5,808,474
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	—	—
Nationwide Risk-Managed Income ETF	N/A	N/A

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

During the fiscal year ended August 31, 2019, the Funds realized the following net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

Nationwide Risk-Based U.S. Equity ETF	$3,971,933
Nationwide Risk-Based International Equity ETF	389,120
Nationwide Maximum Diversification U.S. Core Equity ETF	5,808,474
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	—
Nationwide Risk-Managed Income ETF	N/A

J.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Funds has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor.

There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

K.

New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Nationwide Fund Advisors (“NFA” or the “Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with each Fund’s respective sub-adviser: transfer agency, custody, fund administration and accounting, and all other related services necessary for the Funds to operate. Vident Investment Advisory, LLC serves as the sub-adviser for the Nationwide Risk-Based U.S. Equity ETF, Nationwide Risk-Based International Equity ETF, Nationwide Maximum Diversification U.S. Core Equity ETF and Nationwide Maximum Diversification

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

Emerging Markets Core Equity ETF and Harvest Volatility Management, LLC serves as the sub-adviser for Nationwide Risk-Managed Income ETF (each, respectively, the “Sub-Adviser”). Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For services provided to the Funds, Nationwide Risk-Based U.S. Equity ETF pays the Adviser 0.30%, Nationwide Risk-Based International Equity ETF pays the Adviser 0.42%, Nationwide Maximum Diversification U.S. Core Equity ETF pays the Adviser 0.34%, Nationwide Maximum Diversification Emerging Markets Core Equity ETF pays the Adviser 0.64% and Nationwide Risk-Managed Income ETF pays the Adviser 0.68%, at an annual rate based on each Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ Custodian, transfer agent and accountants. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Bank of New York Mellon (“BNY” or the “Sub-Custodian”) acts as the securities lending agent for the Nationwide Risk-Based International Equity ETF and the Nationwide Maximum Diversification Emerging Markets Core Equity ETF and the Custodian acts as the securities lending agent for the Nationwide Risk-Based U.S. Equity ETF and the Nationwide Maximum Diversification U.S. Core Equity ETF (the “Securities Lending Agents”).

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 331/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agents. The securities lending agreements require that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the non-cash and cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

The Securities Lending Agreements provide that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

which are set forth in detail in the Securities Lending Agreements between the Funds and the Securities Lending Agents.

As of the end of the current fiscal period, the Nationwide Risk-Based International Equity ETF had loaned securities that were collateralized by both non-cash collateral and cash equivalents. The Nationwide Risk-Based U.S. Equity ETF, the Nationwide Maximum Diversification U.S. Core Equity ETF and the Nationwide Maximum Diversification Emerging Markets Core Equity ETF had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Securities Lending Agents in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agents. Non-cash collateral received by the Nationwide Risk-Based International Equity ETF was in the form of U.S. Treasury Bonds and Notes with remaining maturities greater than 90 days and a value of $692,042 at the end of the current fiscal period.

As of the end of the current fiscal period, the values of the securities on loan and payable for collateral due to broker were as follows:

Fund	Value of Securities on Loan	Payable for Collateral Received
Nationwide Risk-Based U.S. Equity ETF	$18,087,814	$18,884,396	*
Nationwide Risk-Based International Equity ETF	1,756,908	1,173,978	^
Nationwide Maximum Diversification U.S. Core Equity ETF	18,629,601	19,355,472	*
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	244,196	282,492	^
Nationwide Risk-Managed Income ETF	—	—

*

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC as shown on the Schedule of Investments, a short-term investment portfolio with an overnight and continuous maturity. The investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit.

^	The cash collateral received was invested in repurchase agreements collateralized by various U.S. government obligations, short-term investments with an overnight and continuous maturity.

The Nationwide Risk-Based International Equity ETF and Nationwide Maximum Diversification Emerging Markets Core Equity ETF receive cash collateral in return for securities loaned as part of the securities lending program. The collateral is invested in various repurchase agreements with selected commercial banks and broker-dealers, under which the Funds acquire U.S. government obligations as collateral subject to an obligation of the counterparty to repurchase and the Funds to resell the securities at an agreed upon time and price. The Funds, through the Sub-Custodian, receive delivery of the underlying securities collateralizing repurchase agreements. The Funds require the Sub-Custodian to take possession of all securities held as collateral for repurchase agreements. The Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction and it is the Funds’ policy that the fair value of the collateral be at least equal to 102% of the repurchase price. The value of the related collateral that the Funds received for repurchase agreements exceeded the value of the repurchase agreements at the end of the reporting period. The Schedules of Investments for the Funds include investments purchased with particular cash collateral holdings as of the end of the reporting period.

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

The interest income earned by the Funds on non-cash collateral and investments of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income”) is reflected in the Funds’ Statements of Operations. Fees and interest income earned on collateral investments and recognized by the Funds during the current fiscal period were as follows:

Fund	Fees and Interest Earned
Nationwide Risk-Based U.S. Equity ETF	$28,775
Nationwide Risk-Based International Equity ETF	4,974
Nationwide Maximum Diversification U.S. Core Equity ETF	24,792
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	813
Nationwide Risk-Managed Income ETF	—

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no offsetting disclosures have been made on behalf of the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities, options, and in-kind transactions were as follows:

Fund	Purchases	Sales
Nationwide Risk-Based U.S. Equity ETF	$23,670,888	$24,545,447
Nationwide Risk-Based International Equity ETF	35,615,815	37,745,260
Nationwide Maximum Diversification U.S. Core Equity ETF	16,762,023	17,212,260
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	2,554,167	9,770,673
Nationwide Risk-Managed Income ETF	—	1,962,268

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, the in-kind security transactions associated with creations and redemptions were as follows:

Fund	In-Kind Purchases	In-Kind Redemptions
Nationwide Risk-Based U.S. Equity ETF	$18,137,028	$18,162,049
Nationwide Risk-Based International Equity ETF	5,108,688	5,760,894
Nationwide Maximum Diversification U.S. Core Equity ETF	—	741,854
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	—	4,617,166
Nationwide Risk-Managed Income ETF	25,071,109	—

NOTE 6 – ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The following disclosures provide information on the Funds’ use of derivatives. The location and value of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statements of Operations are included in the following tables.

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

Options Contracts. Nationwide Risk-Managed Income ETF may purchase call and put options. The Fund may also write options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment and is subsequently adjusted to reflect the value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the loss of the premium paid.

A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average monthly volume of derivative activity during the current fiscal period was as follows:

	Average Monthly Market Value
Fund	Purchased Options	Options Written
Nationwide Risk-Managed Income ETF	$451,300	$(227,232)

The effect of derivative instruments on the Statements of Assets and Liabilities for the current fiscal period is as follows:

		Asset Derivatives*
Fund	Derivatives	Location	Value
Nationwide Risk-Managed Income ETF	Equity Contracts - Purchased Options	Investments in Securities, at Value	$1,113,060

*	There were no liability derivatives at the end of the reporting period.

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

The effect of derivative instruments on the Statements of Operations for the current fiscal period is as follows:

Fund	Derivatives	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Nationwide Risk-Managed Income ETF	Equity Contracts - Options Written	$(595,225)	$—
Nationwide Risk-Managed Income ETF	Equity Contracts - Purchased Options	(207,063)	1,007,140

NOTE 7 – INCOME TAX INFORMATION

The components of tax basis cost of investments and distributable earnings (accumulated deficit) for federal income tax purposes at August 31, 2019, were as follows:

	Nationwide Risk-Based U.S. Equity ETF	Nationwide Risk-Based International Equity ETF	Nationwide Maximum Diversification U.S. Core Equity ETF	Nationwide Maximum Diversification Emerging Markets Core Equity ETF
Tax cost of investments	$135,348,842	$121,226,553	$124,735,908	$27,272,692
Gross tax unrealized appreciation	$16,729,257	$8,887,114	$17,026,270	$2,784,725
Gross tax unrealized depreciation	(5,016,323)	(10,087,965)	(9,128,614)	(3,901,049)
Net tax unrealized appreciation (depreciation)	11,712,934	(1,200,851)	7,897,656	(1,116,324)
Undistributed ordinary income	1,376,835	2,429,550	1,194,322	300,011
Undistributed long-term capital gains	—	—	—	—
Accumulated gain (loss)	1,376,835	2,429,550	1,194,322	300,011
Other accumulated gain (loss)	(5,690,093)	(8,583,481)	(3,104,174)	(3,110,308)
Distributable earnings (accumulated deficit)	$7,399,676	$(7,354,782)	$5,987,804	$(3,926,621)

Since Nationwide Risk-Managed Income ETF has not had a fiscal year end, the tax basis cost of investments is the same as shown on the Schedule of Investments.

The difference between book and tax-basis cost is due primarily to timing differences in recognizing wash sale losses in security transactions and tax treatment of passive foreign investment companies.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended August 31,2019, the Funds did not elect to defer any post-October capital losses or late-year ordinary losses.

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

As of August 31, 2019, the Funds had the following capital loss carryforward available for federal income tax purposes, with an indefinite expiration:

	Short-Term	Long-Term
Nationwide Risk-Based U.S. Equity ETF	$4,911,920	$778,173
Nationwide Risk-Based International Equity ETF	6,244,344	2,338,167
Nationwide Maximum Diversification U.S. Core Equity ETF	2,056,787	1,047,387
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	2,670,760	439,258
Nationwide Risk-Managed Income ETF	N/A	N/A

The tax character of distributions declared by the Funds during the years/period ended August 31, 2019 and August 31, 2018 was as follows:

	Year Ended August 31, 2019
Fund	Ordinary Income	Long Term Capital Gain	Return of Capital
Nationwide Risk-Based U.S. Equity ETF	$2,452,837	$—	$—
Nationwide Risk-Based International Equity ETF	3,061,273	—	—
Nationwide Maximum Diversification U.S. Core Equity ETF	1,544,599	—	—
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	346,041	—	—
Nationwide Risk-Managed Income ETF	N/A	N/A	N/A

	Year/Period Ended August 31, 2018
Fund	Ordinary Income	Long Term Capital Gain	Return of Capital
Nationwide Risk-Based U.S. Equity ETF	$567,191	$—	$—
Nationwide Risk-Based International Equity ETF	612,668	—	—
Nationwide Maximum Diversification U.S. Core Equity ETF	496,358	—	—
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	—	—	—
Nationwide Risk-Managed Income ETF	N/A	N/A	N/A

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Nationwide Risk-Based U.S. Equity ETF, the Nationwide Risk-Based International Equity ETF and the Nationwide Maximum Diversification U.S. Core Equity ETF issue and redeem shares on a continuous basis at NAV generally in blocks of 25,000 shares. The Nationwide Maximum Diversification Emerging Markets Core Equity ETF issues and redeems shares on a continuous basis at NAV generally in blocks of 100,000 shares. The Nationwide Risk-Managed Income ETF issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares. The general blocks of shares issued or redeemed are called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for Nationwide Risk-Based U.S. Equity ETF, Nationwide Maximum Diversification U.S. Core Equity ETF and Nationwide Risk-Managed Income ETF is $500, payable to the Custodian. The standard fixed transaction fee for Nationwide Risk-Based International Equity ETF is $4,000, payable to the Custodian. The standard fixed transaction fee for Nationwide Maximum Diversification Emerging Markets Core Equity ETF is $7,250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions fees. Variable fees received by each Fund, if any, are displayed in the Capital Shares Transaction section of each Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Funds have equal rights and privileges.

NOTE 9 - PRINCIPAL RISKS

Foreign Securities Risk (Foreign Funds only). Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Funds more volatile and potentially less liquid than other types of investments.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Derivatives Risk (Risk-Managed Fund only). The Fund invests in options that derive their performance from the performance of an underlying reference asset. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may have investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their reference asset, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Notes to Financial Statements (Continued)

February 29, 2020 (Unaudited)

NOTE 10 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940. As of the end of the current fiscal period, ownership by affiliated funds and parent company of the Adviser was as follows:

Fund	Shares Owned	Percentage of Total Shares Outstanding
Nationwide Risk-Based U.S. Equity ETF	3,899,500	99.35%
Nationwide Risk-Based International Equity ETF	4,613,200	98.15%
Nationwide Maximum Diversification U.S. Core Equity ETF	3,479,200	96.64%
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	680,221	97.17%
Nationwide Risk-Managed Income ETF	796,495	79.65%

Expense Examples

For the Period Ended February 29, 2020 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the following Expense Example tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Nationwide Risk-Based U.S. Equity ETF

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period(1)
Actual	$1,000.00	$ 983.60	$1.48
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,023.37	$1.51

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.30%, multiplied by the average account value during the period, multiplied by 182/366, to reflect the one-half year period.

Expense Examples (Continued)

For the Period Ended February 29, 2020 (Unaudited)

Nationwide Risk-Based International Equity ETF

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period(2)
Actual	$1,000.00	$ 982.30	$2.07
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,022.77	$2.11

(2)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.42%, multiplied by the average account value during the period, multiplied by 182/366, to reflect the one-half year period.

Nationwide Maximum Diversification U.S. Core Equity ETF

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period(3)
Actual	$1,000.00	$1,003.40	$1.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.17	$1.71

(3)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.34%, multiplied by the average account value during the period, multiplied by 182/366, to reflect the one-half year period.

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During the Period(4)
Actual	$1,000.00	$ 965.70	$3.13
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.68	$3.22

(4)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.64%, multiplied by the average account value during the period, multiplied by 182/366, to reflect the one-half year period.

Nationwide Risk-Managed Income ETF

	Beginning Account Value December 19, 2019(5)	Ending Account Value February 29, 2020	Expenses Paid During the Period
Actual	$1,000.00	$ 989.20	$1.33(6)
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.48	$3.42(7)

(5)	Fund inception.
(6)

The dollar amount shown as expenses paid during the period are equal to the annualized expense ratio, 0.68%, multiplied by the average account value during the period, multiplied by 72/366, to reflect the current period.

(7)

The dollar amount shown as expenses paid during the period are equal to the annualized expense ratio, 0.68%, multiplied by the average account value during the period, multiplied by 182/366, to reflect the one-half year period.

Approval of Advisory Agreements and Board Considerations (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on October 2–3, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”) between Nationwide Fund Advisors (“Nationwide” or the “Adviser”) and the Trust, on behalf of the Nationwide Risk-Managed Income ETF (“NUSI” or the “Fund”) and the approval of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together, the “Agreements”) between the Adviser, the Trust, on behalf of the Fund, and Harvest Volatility Management, LLC (“Harvest” or the “Sub-Adviser”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser and Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser and Sub-Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services to be provided and the profits expected to be realized by the Adviser and the Sub-Adviser and their affiliates from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which economies of scale might be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) any other financial benefits to the Adviser and the Sub-Adviser and their affiliates resulting from services rendered to the Fund.

The Board also considered that the Adviser, along with other service providers of the Fund, had provided written updates over the course of the year with respect to the Adviser’s role as Adviser to other series in the Trust. The Board considered that information alongside the Materials in its evaluation of each firm’s fees and other aspects of the Agreements. The Board then discussed the Materials, and any other information that the Board received at the Meeting, including oral presentations by both the Adviser and Sub-Adviser, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser will be providing investment management services to NUSI. In considering the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s CCO regarding his review of the Adviser’s compliance program, as well as their experience with the Adviser as the investment adviser to certain other series of the Trust. The Board noted that it had received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions that included, among other things, information about the firm’s financial resources, the services provided by the Adviser, and the ownership structure of the firm in conjunction with a prior meeting of the Board and had received updated responses to a similar series of questions in advance of the Meeting.

The Board also considered other services to be provided to NUSI, such as monitoring adherence to NUSI’s investment restrictions, oversight of the Sub-Adviser, monitoring compliance with various NUSI’s policies and with applicable securities regulations, and monitoring the extent to which NUSI achieves its investment objectives as an actively-managed fund.

Historical Performance. The Board noted that NUSI had not yet commenced operations and concluded that the performance of NUSI, thus, was not a relevant factor in their deliberations.

Approval of Advisory Agreements and Board Considerations (Unaudited) (Continued)

Cost of Services to be Provided and Economies of Scale. The Board then reviewed the proposed expense ratio for NUSI and compared it to the universe of US Large Blend ETFs as reported by Morningstar (the “Category Peer Group”). The Board noted that the proposed expense ratio for NUSI was above the median of the Category Peer Group, but significantly less than the highest expense ratios in such peer group. The Board further noted that the Category Peer Group contained a number of low-cost passively-managed funds that are part of large fund families and may not allow for an apt comparison because such funds may be launched for reasons not related to the adviser generating a profit from the particular peer fund, such as to protect the market share of the overall fund family. The Board also noted that such funds may benefit from an unusually low-cost structure based on the scale of their fund family.

The Board further compared the Fund’s expense ratio to the expense ratios of a group of direct competitors to NUSI identified by the Adviser (the “Selected Peer Group”). The Board noted that NUSI’s proposed expense ratio was significantly below the average expense ratio for the Selected Peer Group.

The Board took into consideration that the advisory fee for NUSI was a “unified fee,” meaning NUSI would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying NUSI’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with NUSI, taking into account an analysis of the Adviser’s anticipated profitability with respect to NUSI and the financial resources the Adviser had committed and proposed to commit to its business. The Board determined such analyses were not a significant factor given that NUSI had not yet commenced operations and consequently, the future size of NUSI and the Adviser’s future profitability were generally unpredictable. The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further determined that, based on the amount and structure of the fund’s unitary fee, such economies of scale would be shared with fund shareholders, although the Board intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Approval of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services to be provided to NUSI under the Sub-Advisory Agreement, noting that Harvest would provide investment management services to NUSI. The Board noted the responsibilities that Harvest would have as NUSI’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of NUSI; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of NUSI’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of portfolio exposures and quarterly reporting to the Board; proxy voting with respect to securities held by the Fund; and implementation of Board directives as they relate to NUSI.

In considering the nature, extent, and quality of the services to be provided by Harvest, the Board considered reports of the Trust’s CCO with respect to Harvest’s compliance program, its experience providing investment management services to mutual funds and separately managed accounts, and its

Approval of Advisory Agreements and Board Considerations (Unaudited) (Continued)

personnel’s experience with ETFs. Harvest’s registration form (“Form ADV”) was provided to the Board, as was the response of Harvest to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of NUSI.

Historical Performance. The Board noted that NUSI had not yet commenced operations. Consequently, the Board determined that performance was not a relevant consideration with respect to NUSI.

Costs of Services to be Provided and Economies of Scale. The Board reviewed the advisory fee to be paid by Nationwide to Harvest for its services to NUSI. The Board considered the fees to be paid to Harvest would be paid by Nationwide from the fee Nationwide received from NUSI and noted that the fee reflected an arm’s-length negotiation between Nationwide and Harvest. The Board further determined the fee reflected an appropriate allocation of the advisory fee paid to each adviser given the work performed by each firm and noted that the fees were generally in line with those charged by Harvest in connection with mutual funds previously managed by Harvest. The Board also evaluated the compensation and benefits expected to be received by Harvest from its relationship with NUSI, taking into account an analysis of Harvest’s estimated profitability with respect to NUSI.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing NUSI as assets grow in size and noted that the proposed fee schedule includes breakpoints that adjust the allocation of advisory fees between Nationwide and Harvest as assets grow in size. The Board further noted that because the NUSI pays the Adviser a unified fee, any benefits from the breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than NUSI’s shareholders. The Board determined that it would monitor fees as NUSI’s assets grow to determine whether economies of scale were being effectively shared with NUSI and its respective shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Federal Tax Information (Unaudited)

For the fiscal year ended August 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Nationwide Risk-Based U.S. Equity ETF	99.06%
Nationwide Risk-Based International Equity ETF	92.23%
Nationwide Maximum Diversification U.S. Core Equity ETF	96.56%
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	69.03%
Nationwide Risk-Managed Income ETF	N/A

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2019 was as follows:

Nationwide Risk-Based U.S. Equity ETF	98.50%
Nationwide Risk-Based International Equity ETF	0.00%
Nationwide Maximum Diversification U.S. Core Equity ETF	95.00%
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	0.35%
Nationwide Risk-Managed Income ETF	N/A

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Nationwide Risk-Based U.S. Equity ETF	0.00%
Nationwide Risk-Based International Equity ETF	0.00%
Nationwide Maximum Diversification U.S. Core Equity ETF	0.00%
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	0.00%
Nationwide Risk-Managed Income ETF	N/A

Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue code, The Funds designate the following amounts as foreign taxes paid for the fiscal year ended August 31, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Tax Credit Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
Nationwide Risk-Based U.S. Equity ETF	$—	$—	—
Nationwide Risk-Based International Equity ETF	347,454	0.0735352	100.00%
Nationwide Maximum Diversification U.S. Core Equity ETF	—	—	—
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	67,186	0.0559882	100.00%
Nationwide Risk-Managed Income ETF	N/A	N/A	N/A

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Information About Portfolio Holdings (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.etf.nationwide.com daily.

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etf.nationwide.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Information About the Funds’ Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.etf.nationwide.com.

Frequency Distribution of Premiums and Discounts (Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.etf.nationwide.com.

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Adviser

Nationwide Fund Advisors
One Nationwide Plaza
Columbus, Ohio 43215

Sub-Adviser (Risk-Based and Maximum Diversification ETFs)

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Sub-Adviser (Risk-Managed ETF)

Harvest Volatility Management, LLC
420 Lexington Avenue, Suite 2620
New York, New York, 10170

Index Provider- Risk-Based ETFs

Rothschild & Co Risk Based Investments LLC
1251 Avenue of the Americas
New York, New York 10020

Index Provider- Maximum Diversification ETFs

TOBAM S.A.S.
49/53 Avenue Des Champs-Élysées
Paris, France 75008

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

Nationwide Risk-Based U.S. Equity ETF

Symbol – RBUS
CUSIP – 26922A677

Nationwide Risk-Based International Equity ETF

Symbol – RBIN
CUSIP – 26922A669

Nationwide Maximum Diversification U.S. Core Equity ETF

Symbol – MXDU
CUSIP – 26922A651

Nationwide Maximum Diversification Emerging Markets Core Equity ETF

Symbol – MXDE
CUSIP – 26922A644

Nationwide Risk-Managed Income ETF

Symbol – NUSI
CUSIP – 26922A172

SAR-ETF (4/20)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	April 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	April 24, 2020

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	April 24, 2020

*	Print the name and title of each signing officer under his or her signature.